                                                                   EXHIBIT 10.32


                          AMENDMENT TO CREDIT AGREEMENT
                                   AND CONSENT

           THIS AMENDMENT AND CONSENT, dated as of September 5, 1998 (the "Amendment") relating to the Credit Agreement referenced below, by and among FRESH FOODS, INC., a North Carolina corporation (the "Company"), the subsidiaries of the Company listed on the signature pages hereto (collectively referred to as the "Subsidiary Borrowers" or individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or individually referred to as a "Borrower"), PIERRE LEASING, LLC., a North Carolina limited liability company (referred to as the "Applicant Subsidiary Borrower"), each of those financial institutions identified as Lenders on the signature pages hereto (together with each of their successors and assigns, referred to individually as a "Lender" and, collectively, as the "Lenders"), and FIRST UNION COMMERCIAL CORPORATION ("FUCC"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

           WHEREAS, a $75,000,000 credit facility was extended to the Merged Borrowers, the Company and the Subsidiary Borrowers (as such terms are defined below) pursuant to the terms of that certain Credit Agreement dated as of June 9, 1998 (as amended, modified or otherwise supplemented, the "Credit Agreement") among the Merged Borrowers, the Company and the Subsidiary Borrowers, the Lenders and the Agent;

           WHEREAS, the Borrowers have requested that the Credit Agreement be amended as described herein;

           WHEREAS, the Applicant Subsidiary Borrower desires to become a Borrower under the Credit Agreement; and

           WHEREAS, the Lenders are willing to furnish such consent and acknowledgment and make such amendments;

           NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

           (A) Amendments and Consent.

                     1. The following definition contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                               "Reorganization" shall mean the reorganization of
                     the Company and its Subsidiaries in accordance with the Plan of Reorganization attached hereto as Exhibit A.

                     2. The Lenders hereby consent to the Reorganization, subject to the satisfaction of all conditions precedent contained in Section D hereof.

                     3. In connection with the Reorganization, the Company's subsidiaries listed on Exhibit B attached hereto (the "Merged Borrowers"), have ceased to exist as separate legal entities as a result of merger into the Subsidiary Borrowers. Accordingly, on the effective date of this Amendment, following the Reorganization, the Borrowers under the Credit Agreement shall be the Company, the Subsidiary Borrowers and the Applicant Subsidiary Borrower (referred to herein as the "Post-Reorganization Borrowers" or the "Borrowers"). The Lenders hereby acknowledge and agree that the Merged Borrowers shall, as of the date hereof, cease to be Borrowers under the Credit Agreement.

                     4. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby waive compliance with the time deadlines set forth in Sections 7.27, 7.28(a) and 7.28(b) of the Credit Agreement, provided that the requirements thereof shall be satisfied as of the date hereof. Failure of the Borrowers to comply with the provisions of Sections 7.27, 7.28(a) and 7.28(b) of the Credit Agreement in accordance with this Amendment shall constitute an Event of Default.

                     5. Notwithstanding anything set forth in Section 7.14 to the contrary, the parties hereby agree that the Company shall be permitted to change its fiscal year end to the first Saturday in March. Accordingly, each of the fiscal year and quarter end dates set forth in the Credit Agreement and all dates and calculation periods based thereon shall be deemed to be and shall be amended to reflect such change in the fiscal year of the Company.

                     6. Notwithstanding anything set forth in Section 7.1(i) to the contrary, the parties hereby agree that no later than the Monday after the first Saturday in March during each fiscal year when the Credit Agreement is in effect, the Company will furnish to the Lenders its business plan for such fiscal year which shall include a projected consolidated balance sheet and statement of income for such fiscal year and a projected consolidated statement of cash flows for such fiscal year and, no later than the first Business Day in April during each fiscal year when the Credit Agreement is in effect, the Company will furnish to the Lenders its business plan for such fiscal year which shall include projected consolidated balance sheets and statements of income on a quarterly basis for such fiscal year and projected consolidated statements of cash flows on a quarterly basis for such fiscal year.

                     7. The definition of Permitted Indebtedness is hereby amended to include the obligations of the Company in connection with the Letter of Credit issued by NationsBank, N.A. in favor of the bond trustee for the Catawba County Industrial Facilities and Pollution Control Financing Authority $4,000,000 1992 Industrial Revenue Bonds (WSMP, Inc. Project) in the stated amount of $4,080,000. The definition of Permitted Liens is hereby amended to include the mortgage lien on the Claremont

           Property in favor of NationsBank, N.A. and others granted in connection with the issuance of the aforesaid Letter of Credit.

           (B) Joinder Provisions.

                     1. The Applicant Subsidiary Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, the Applicant Subsidiary Borrower will be deemed to be a party to the Credit Agreement and a "Borrower" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it has executed the Credit Agreement and the other Credit Documents. The Applicant Subsidiary Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Credit Documents, including without limitation (i) all of the representations and warranties of the Borrowers and their Subsidiaries set forth in Article VI of the Credit Agreement, as supplemented from time to time in accordance with the terms thereof, and (ii) all of the affirmative and negative covenants set forth in Articles VII, VIII, and IX of the Credit Agreement.

                     2. The Applicant Subsidiary Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, the Applicant Subsidiary Borrower will be deemed to be a party to the Security Agreement, and shall have all the obligations of an "Obligor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Applicant Subsidiary Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph, the Applicant Subsidiary Borrower hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Applicant Subsidiary Borrower in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Applicant Subsidiary Borrower.

                     3. The Applicant Subsidiary Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, the Applicant Subsidiary Borrower will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The Applicant Subsidiary Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph, the Applicant Subsidiary Borrower hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Applicant Subsidiary Borrower in and to the Pledged Shares (as such term is defined in Section 2 of the Pledge Agreement) owned by it and the other Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement) owned by it.

                     4. The Applicant Subsidiary Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto, the Pledge Agreement and the schedules and exhibits thereto and the Security Agreement and the schedules and exhibits relating thereto. The Schedules to the Credit Agreement, the Pledge Agreement and the Security Agreement are amended and restated in their entirety and attached hereto.

                     5. The Company confirms that all of its and its Subsidiaries' obligations under the Credit Agreement are, and upon the Applicant Subsidiary Borrower becoming a Borrower shall continue to be, in full force and effect. The Company further confirms that immediately upon the Applicant Subsidiary Borrower becoming a Borrower the term "Obligations", as used in the Credit Agreement, shall include all Obligations of the Applicant Subsidiary Borrower under the Credit Agreement and under each other Credit Document.

                     6. The Applicant Subsidiary Borrower hereby agrees that upon becoming a Borrower it will assume all Obligations of a Borrower as set forth in the Credit Agreement. By its execution of this Amendment, the Applicant Subsidiary Borrower appoints each of David
           R. Clark and James E. Harris, of Fresh Foods, Inc., to be its attorneys ("its Attorneys") and in its name and on its behalf and as its act and deed or otherwise to sign all documents and carry out all such acts as are necessary or appropriate in connection with executing any Notice of Borrowing, Notice of Extension/Conversion or any Borrowing Base Certificate or any security documents (the "Documents") in connection with the Credit Agreement, provided that such Documents are in substantially the form provided therefor in the applicable exhibits or schedules thereto. This Power of Attorney shall be valid for the duration of the term of the Credit Agreement. The Applicant Subsidiary Borrower hereby undertakes to ratify everything which its Attorneys shall do in order to execute the Documents mentioned herein.

           (C) Representations and Warranties.

           Each Borrower hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein and the amended and restated Schedules to the Credit Documents attached hereto as Exhibit C, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and (iv) it has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

           (D) Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent:

                      1. Replacement Notes. Receipt by the Agent of executed replacement Revolving Notes by the Post-Reorganization Borrowers substantially in the form attached to the Credit Agreement.

                      2. Corporate Documents. Receipt by the Agent of the following:

                                 (a) Copies of the articles or certificates of
                      incorporation or other charter documents of the Applicant Subsidiary Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Applicant Subsidiary Borrower to be true and correct as of the date hereof.

                                 (b) A copy of the bylaws of the Applicant
                      Subsidiary Borrower certified by a secretary or assistant secretary of the Applicant Subsidiary Borrower to be true and correct as of the date hereof.

                                 (c) Copies of resolutions of the Board of
                      Directors of each relevant Borrower approving and implementing the Reorganization and the transactions contemplated thereby and of each Borrower approving and authorizing execution and delivery of this Amendment, certified by a secretary or assistant secretary of such Borrower to be true and correct and in force and effect as of the date hereof.

                                 (d) Copies of (i) certificates of good
                      standing, existence or its equivalent with respect to the Applicant Subsidiary Borrower certified as of a recent date by the appropriate governmental authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (ii) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                                 (e) An incumbency certificate of the Applicant
                      Subsidiary Borrower certified by a secretary or assistant secretary to be true and correct as of the date hereof.

                      3. Personal Property Collateral. Receipt by the Agent of the following:

                                 (a) New and/or amended UCC-1 financing
                      statements for the Borrowers, as appropriate and necessary to perfect or continue the perfection of the Agent's security interest in the Collateral.

                                 (b) all stock certificates evidencing the
                      Capital Stock pledged to the Agent pursuant to the Pledge Agreement following the Reorganization, together with duly executed in blank undated stock powers attached thereto; and

                                 (c) such patent/trademark/copyright filings as
                      requested by the Agent in order to perfect the Agent's security interest in the Collateral following the Reorganization, including, without limitation, filings to effect name changes and transfers of intellectual property with the U.S. Patent and Trademark Office and new notices of grants of security interests in favor of the Agent to reflect such changes and transfers.

                      4. Real Property Collateral. Receipt by the Agent of the following:

                                 (a) In regard to all Eligible Real Properties
                      owned by the Borrowers which have been or are to be affected by the Reorganization, the Company shall comply with, and furnish to the Agent the items listed in,
                      Section 7 of Schedule 1.1(b) to the Credit Agreement (other than new Mortgage Instruments), including but not limited to

                                            (i) copies of filed merger documents
                                 for the Mortgaged Properties set forth on Exhibit D-1 hereto;

                                            (ii) copies of executed deeds
                                 (including assumption of the existing Mortgage Instruments) for the Mortgaged Properties set forth on Exhibit D-2;

                                            (iii) delivery of title commitments
                                 without survey exceptions for all Mortgaged
                                 Properties;

                                            (iv) delivery of all title
                                 exceptions relating thereto all Mortgaged
                                 Properties;

                                            (v) insurance certificates relating
                                 to all Mortgaged Properties not previously delivered on the Closing Date; and

                                            (vi) acknowledgment agreements with
                                 respect to all leased and mortgaged properties of the Applicant Subsidiary Borrower.

                      Flood insurance on the Elizabeth City and Mount Airy, North Carolina properties shall not be required, but unless and until such flood insurance is obtained, such properties shall be excluded from the Borrowing Base.

                                 (b) In regard to the Claremont Property, the
                      Agent shall have received:

                                            (i) a Mortgagee Lien Waiver,
                                 substantially in the form of Exhibit N to the Credit Agreement, duly executed by NationsBank, N.A. ("NationsBank");

                                            (ii) UCC-3 partial releases of
                                 NationsBank's security interest in personal property;

                                            (iii) an executed amendment to the
                                 fixture filing; and

                                            (iv) a copy of the Letter of Credit
                                 issued in favor of NationsBank to secure certain mortgage obligations of the Borrower owed to NationsBank.

                      In the event the Mortgagee Lien Waiver and UCC-3 releases referred to in paragraphs 4(b)(i) and 4(b)(ii) above have not been received by the Agent on or prior to the date of the Reorganization, personal property located at the Claremont property shall be excluded from the Borrowing Base until such Mortgagee Lien Waiver and UCC-3 releases have been received by the Agent.

                      5. Opinions of Counsel. Receipt by the Agent of an opinion, or opinions (which shall cover, among other things, authority, legality, validity, binding effect, enforceability of this Amendment and attachment and perfection of liens), satisfactory to the Agent, addressed to the Agent and the Lenders and dated the Closing Date, from legal counsel to the Borrowers.

           (E) Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits and Schedules thereto) shall remain in full force and effect.

           (F) The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

           (G) Execution and delivery of this Amendment by the Borrowers shall constitute compliance with and satisfaction of the terms and conditions of
Section 7.16 of the Credit Agreement as such section applies to the Applicant Subsidiary Borrower.

           (H) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

           (I) This Amendment and the Credit Agreement as amended hereby shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.



                  [Remainder of page intentionally left blank]

           IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


COMPANY:                            FRESH FOODS, INC.


                                    By:    /s/ JAMES E. HARRIS
                                           -------------------------
                                    Name:  James E. Harris
                                    Title: Vice President


SUBSIDIARY BORROWERS:               CLAREMONT RESTAURANT GROUP, LLC

                                           BY:  FRESH FOODS, INC.,
                                                its Sole Member


                                    CHARDENT, INC.


                                    FRESH FOODS PROPERTIES, LLC

                                           BY:  FRESH FOODS, INC.,
                                                its Sole Member


                                    SPICEWOOD, INC.


                                    SUNSHINE WSMP, INC.


                                    FRESH FOODS SALES, LLC

                                           BY:  FRESH FOODS, INC.,
                                                its Sole Member


                                    PIERRE FOODS, LLC

                                           BY:  FRESH FOODS, INC.,
                                                its Sole Member

                                    MOM `n' POP'S COUNTRY HAM, LLC

                                           BY:  PIERRE FOODS, LLC,
                                                its Sole Member

                                                BY:  FRESH FOODS, INC.,
                                                     its Sole Member


                                    SAGEBRUSH OF TENNESSEE, L.P.

                                           BY:  SAGEBRUSH OF SOUTH
                                                CAROLINA, LLC
                                                General Partner

                                                BY:  CLAREMONT RESTAURANT
                                                     GROUP, LLC,
                                                     its Sole Member

                                                     BY:  FRESH FOODS, INC.,
                                                          its sole member


                                    SAGEBRUSH OF NORTH CAROLINA, LLC

                                           BY:  CLAREMONT RESTAURANT GROUP, LLC
                                                its Sole Member

                                                BY:  FRESH FOODS, INC.,
                                                     its sole member


                                    SAGEBRUSH OF SOUTH CAROLINA, LLC

                                           BY:  CLAREMONT RESTAURANT
                                                GROUP, LLC,
                                                its Sole Member

                                                BY:  FRESH FOODS, INC.,
                                                     its sole member

                                     PIERRE LEASING, LLC

                                            BY:  FRESH FOODS, INC.,
                                                 its Sole Member


                                                 By:    /s/ JAMES E. HARRIS
                                                        -----------------------
                                                 Name:  James E. Harris
                                                 Title: Vice President

AGENT AND LENDERS:                   FIRST UNION COMMERCIAL CORPORATION,
                                     as Agent and a Lender


                                     By:    /s/ ERIC BUTLER
                                            -------------------------------
                                     Name:  Eric Butler
                                            -------------------------------
                                     Title: SVP
                                            -------------------------------


                                     NATIONSBANK, N.A.,
                                     as a Lender


                                     By:    /s/ ANGELA PETERSON LEAKE
                                            -------------------------------
                                     Name:  Angela Peterson Leake
                                            -------------------------------
                                     Title: Vice President
                                            -------------------------------


                                     NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                     as a Lender


                                     By:    /s/ Joseph L. White
                                            -------------------------------
                                     Name:  Joseph L. White
                                            -------------------------------
                                     Title: Sr. VP
                                            -------------------------------


                                     AMERICAN NATIONAL BANK AND
                                     TRUST COMPANY OF CHICAGO,
                                     as a Lender


                                     By:    /s/ LEE LABINE
                                            -------------------------------
                                     Name:  Lee LaBine
                                            -------------------------------
                                     Title: AVP
                                            -------------------------------

                                    EXHIBIT A

                             PLAN OF REORGANIZATION

                                FRESH FOODS, INC.

                             PLAN OF REORGANIZATION

1.       Business Combinations.

         (i) Sagebrush Group. Merge Tennessee shell corporations together in sideways merger, with Kingsport Foods, Inc. ("Kingsport Foods") as survivor; immediately thereafter, merge Sagebrush, Inc., a North Carolina corporation ("Sagebrush") downstream into Kingsport Foods, resulting in the structure set forth on Exhibit A.

         (ii) Second Tier Subsidiaries. Merge (i) Elloree Foods, Inc., a South Carolina corporation ("Elloree") upstream into South Carolina WSMP, Inc., a South Carolina corporation ("SC WSMP"), and (ii) St. Augustine, Inc., a Florida corporation ("St. Augustine") and Naples, Inc., a Florida corporation ("Naples") upstream into Sunshine WSMP, Inc., a Florida corporation ("Sunshine"), resulting in the structure set forth on Exhibit B.

         (iii) Segregated Jurisdiction Mergers. Merge Greenville Food Systems, Incorporated, a North Carolina corporation ("Greenville"), Matthews Prime Sirloin, Inc., a North Carolina corporation ("Matthews") and SC WSMP sideways and D&S Food Systems, LLC, a Georgia limited liability company ("D&S") and Georgia Buffet Restaurants, Inc., a Georgia corporation ("Georgia Buffet") upstream into Georgia WSMP, a Georgia corporation ("Georgia WSMP"), resulting in the structure set forth on Exhibit C.

         (iv) Acquisition LLC Merger. Merge Georgia WSMP, Prime Sirloin, Inc., a Tennessee corporation ("Prime Sirloin"), Kingsport Foods, Tennessee WSMP, Inc., a Tennessee corporation ("Tennessee WSMP"), Brunswick Associates, Inc., a Georgia corporation ("Brunswick"), Seven Stars, Inc., a Maryland corporation ("Seven Stars") and Virginia WSMP, Inc., a Virginia corporation ("Virginia WSMP") sideways into Fresh Foods Acquisition, LLC, a newly created Georgia limited liability company ("Acquisition LLC"), resulting in the structure set forth on Exhibit D.

         (v) Acquisition LLC-Claremont Merger. Merge Acquisition LLC sideways into Claremont Restaurant Group, LLC, a North Carolina limited liability company ("Claremont"), resulting in the structure set forth on Exhibit E.

2.       Capital Contributions.

         (i) Fresh Foods contributes 11 owned North Carolina restaurant properties and leasehold interests in 14 other North Carolina restaurants (the "Restaurant Assets") and other tangible personal property associated therewith to Fresh Foods Sales, LLC, a North Carolina limited liability company ("Sales");

         (ii) Fresh Foods contributes the leasehold interest in its Virginia restaurant and other tangible personal property associated therewith to Claremont;

         (iii) Fresh Foods contributes: (1) smokehouse assets, including the real property associated therewith (the "Smokehouse Assets"), and (2) its other manufacturing operations into Pierre Foods, LLC, a North Carolina limited liability company ("Pierre Foods");

         (iv) Fresh Foods contributes manufacturing and other intellectual property to Fresh Foods Properties, LLC, a North Carolina limited liability company ("Properties") and contributes restaurant intellectual property to Claremont; Properties licenses certain manufacturing intellectual property to Pierre Foods and Claremont licenses certain restaurant intellectual property to Sales; and

         (v) Pierre Foods contributes the Smokehouse Assets, less the real property, to Mom `n' Pop's Country Ham, LLC, a North Carolina limited liability company ("Country Ham").

3.       Organization of Pierre Leasing.

         (i) Fresh Foods organizes Pierre Leasing, LLC, a North Carolina limited liability company and direct wholly-owned subsidiary of Fresh Foods ("Pierre Leasing");

         (ii) Pierre Foods transfers a 2 1/2% undivided interest in the real property and improvements acquired by Pierre Foods from Hudson Foods, Inc. on June 9, 1998 (the "Pierre Assets") to Pierre Leasing; and

         (iii) Pierre Leasing leases its interest in the Pierre Assets back to Pierre Foods.

4.       Contribution of LP Interest.

         (i) Fresh Foods contributes its leasehold interest in, and personal property associated with, its Newport, Tennessee restaurant to Sagebrush of Tennessee, LP, a Delaware limited partnership (the "LP") in exchange for a 10% limited partnership interest in the LP;

         (ii) Fresh Foods contributes the limited partnership interest to Claremont; and

         (iii) Claremont contributes the limited partnership interest to Chardent, resulting in the final structure set forth on Exhibit F.

5.       Notes Payable.

         (i) Pierre Foods issues two notes payable in the amounts of $115 million and $30 million (with interest rates of 11 1/4% and 8 1/4%, respectively) to Fresh Foods (the "Notes") in exchange for (i) the purchase money contributed by Fresh Foods for the purchase of the Pierre Assets and (ii) the Smokehouse Assets and other manufacturing operations; and

         (ii) Fresh Foods assigns the Notes to Sales as a capital contribution.

                                   EXHIBIT A


                        [Organizational Chart--Omitted]

                                   EXHIBIT B

                        [Organizational Chart--Omitted]

                                   EXHIBIT C

                        [Organizational Chart--Omitted]

                                   EXHIBIT D

                        [Organizational Chart--Omitted]

                                   EXHIBIT E

                        [Organizational Chart--Omitted]

                                   EXHIBIT F

                        [Organizational Chart--Omitted]

                                   EXHIBIT B-1

                POST-REORGANIZATION: FORMER SUBSIDIARY BORROWERS


Georgia WSMP
Greenville Food Systems Incorporated
Matthews Prime Sirloin, Inc.
SC WSMP
Elloree Foods
D&S Food Systems, LLC
Georgia Buffet Restaurants, Inc.
Prime Sirloin, Inc.
Kingsport Foods
Sagebrush DTN, Inc.
Sagebrush of Sevierville, Inc.
Knoxville Foods, Inc.
Oak Ridge Foods, Inc.
Tumbleweed of Pigeon Forge, Inc.
Sagebrush, Inc.
Tennessee WSMP, Inc.
Brunswick Associates, Inc.
Seven Stars
Virginia WSMP
St. Augustine, Inc.
Naples, Inc.

                                   EXHIBIT B-2

                          POST-REORGANIZATION BORROWERS


Fresh Foods, Inc.
Pierre Leasing, LLC
Pierre Foods, LLC
Fresh Foods Properties, LLC
Claremont Restaurant Group, LLC
Fresh Foods Sales, LLC
Sunshine WSMP, Inc.
Mom & Pop's Country Ham, LLC
Sagebrush of SC, LLC
Sagebrush of NC, LLC
Chardent, Inc.
Spicewood, Inc.
Sagebrush of TN, LP

                                    EXHIBIT C

               AMENDED AND RESTATED SCHEDULES TO CREDIT AGREEMENT

                                  SCHEDULE 1.1A

                             LENDERS AND COMMITMENTS


                                                  REVOLVING
                                REVOLVING           CREDIT          LETTER OF
                                  CREDIT          COMMITMENT          CREDIT
LENDER                          COMMITMENT        PERCENTAGE        COMMITMENT
------                          ----------        ----------        ----------

First Union Commercial         $22,500,000        30.00001%         $3,000,000
Corporation

American National Bank &       $17,500,000        23.33333%
Trust Company

National City Bank             $17,500,000        23.33333%

NationsBank, N.A.              $17,500,000        23.33333%


TOTAL                          $75,000,000       100.00000%         $3,000,000

                                  SCHEDULE 1.1B

                               CLOSING CONDITIONS

The obligation of each Lender to make Revolving Loans and/or of the Issuing Bank to issue Letters of Credit shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions precedent:

         1. Executed Credit Documents. Receipt by the Agent of duly executed copies of:

                  (a)      this Credit Agreement;

                  (b)      the Revolving Notes;

                  (c)      the Security Documents; and

                  (d)      all other Credit Documents,

         each in form and substance acceptable to the Lenders in their sole discretion.

         2. Corporate Documents. Receipt by the Agent of the following:

         (a) Charter Documents. Copies of the articles or certificates of incorporation or other charter documents of each Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Borrower to be true and correct as of the Closing Date.

         (b) Bylaws. A copy of the bylaws of each Borrower certified by a secretary or assistant secretary of such Borrower to be true and correct as of the Closing Date.

         (c) Resolutions. Copies of resolutions of the Board of Directors of each Borrower approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Borrower to be true and correct and in force and effect as of the Closing Date.

         (d) Good Standing. Copies of (i) certificates of good standing, existence or its equivalent with respect to each Borrower certified as of a recent date by the appropriate governmental authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect and (ii) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

         (e) Incumbency. An incumbency certificate of each Borrower certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

         3. Financial Statements. Receipt by the Agent and the Lenders of the financial statements and the accountants' unqualified opinion and management letter prepared in connection therewith described in Section 6.6 of the Credit Agreement and such other information relating to the Borrowers as the Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein. The Borrowers shall certify as of the Closing Date that such financial statements have been prepared in accordance with the books and records of the Borrowers and fairly present in all material respects the financial condition of each of the Borrowers (including the Pierre Foods Division) at the dates thereof and the results of operations for the periods indicated (subject, in the case of unaudited financial statements, to normal year-end adjustments and the absence of footnote disclosures ), and such financial statements have been prepared in conformity with GAAP consistently applied throughout the periods involved.

         4. Opinions of Counsel. Receipt by the Agent of an opinion, or opinions (which shall cover, among other things, authority, legality, validity, binding effect, enforceability and attachment and perfection of liens), satisfactory to the Agent, addressed to the Agent and the Lenders and dated the Closing Date, from legal counsel to the Borrowers.

         5. Environmental Reports. Receipt by the Agent in form and substance satisfactory to it of the environmental assessment reports and related documents prepared in connection with the Real Estate.

         6. Personal Property Collateral. The Agent shall have received:

         (a) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Borrower and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

         (b) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral;

         (c) searches of ownership of intellectual property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in the Collateral;

         (d) all stock certificates evidencing the Capital Stock pledged to the Agent pursuant to the Pledge Agreement, together with duly executed in blank undated stock powers attached thereto;

         (e) such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in the Collateral;

         (f) all instruments and chattel paper in the possession of any of the Borrowers, together with allonges or assignments as may be necessary or appropriate to perfect the Agent's security interest in the Collateral to the extent required under the Security Agreement; and

         (g) duly executed consents as are necessary, in the Agent's sole discretion, to perfect the Lenders' security interest in the Collateral.

         7. Real Property Collateral. Receipt by Lender of the following:

         a. Fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a and collectively the "Mortgage Instruments") encumbering the fee interest of Borrowers in each real property asset designated in Schedule 6.19 (each a "Mortgaged Property" and collectively the "Mortgaged Properties".

         b. A title report obtained by Borrower in respect of each of the Mortgaged Properties.

         c. Lender shall have received, and the title insurance company issuing the title policies (the "Title Insurance Company") shall have received, maps or plats of an as-built survey of the sites of the real property covered by the Mortgage Instruments certified to Lender and the Title Insurance Company in a manner reasonably satisfactory to each of Lender and the Title Insurance Company, dated a date reasonably satisfactory to Lender and the Title Insurance Company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be made in accordance with standards that enable the Title Insurance Company to issue the title policies without exception for "Survey matters", except for matters as are reasonably acceptable to Lender.

         d. ALTA mortgagee title insurance policies issued by Chicago Title Insurance Company (the "Mortgage Policies"), in amounts not less than the respective amounts designated in Schedule 6.19 with respect to any particular Mortgaged Property, assuring Lender that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to Lender and shall provide for affirmative insurance and such reinsurance as Lender may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Lender.

         e. Evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to whether (i) any Mortgaged Property (a "Flood Hazard Property") is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards and (ii) the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program.

         f. If there are any Flood Hazard Properties, Borrower's written acknowledgment of receipt of written notification from Lender (i) as to the existence of each such Flood Hazard Property and (ii) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program.

         g. Evidence satisfactory to Lender that each of the Mortgaged Properties, and the uses of the Mortgaged Properties, are in compliance in all material respects with all applicable laws, regulations and ordinances including without limitation health and environmental protection laws, erosion control ordinances, storm drainage control laws, doing business and/or licensing laws, zoning laws (the evidence submitted as to zoning should include the zoning designation made for each of the Mortgaged Properties, the permitted uses of each such Mortgaged Property under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks) and laws regarding access and facilities for disabled persons.

         h. Duly executed UCC fixture financing statements for each Mortgaged Property to be filed in the appropriate jurisdiction as is necessary, in Lender's sole discretion, to perfect Lender's lien on such Mortgaged Property.

         i. Real estate appraisals for each Mortgaged Property satisfactory in form and substance to the Agent.

         8. Priority of Liens. The Agent shall have received satisfactory evidence that (a) the Agent, on behalf of the Lenders, holds a perfected, first priority Lien on all Collateral (subject to clause (b)) and (b) none of the Collateral is subject to any other Liens other than Permitted Liens.

         9. Equipment Appraisals. The Agent shall have received and approved appraisals of the Equipment prepared by each of the appraisers listed on
Schedule 1.1(G) to the Credit Agreement.

         10. Opening Borrowing Base Certificate. Receipt by the Agent of a Borrowing Base Certificate as of the Closing Date, substantially in the form of Exhibit L, certified by the chief financial officer of the Company to be true and correct as of the Closing Date and demonstrating availability of Loans permitted to be borrowed under the Credit Agreement, after giving effect to the Acquisition of the Pierre Foods Division and the Loans made on the Closing Date, of at least $17,000,000.

         11. Evidence of Insurance. Receipt by the Agent of copies of insurance policies or certificates of insurance of the Borrowers evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Agent as loss payee on behalf of the Lenders and as additional insured.

         12. Corporate Structure. The corporate capital and ownership structure of the Company and its Subsidiaries shall be as described in Schedule 6.9.

         13. Subordinated Debt. (a) the Company shall have issued the Subordinated Debt and such which shall contain subordination provisions satisfactory to the Agent, (b) the Agent shall have received a copy, certified by an officer of the Company as true and complete, of the indenture governing the Subordinated Debt as originally executed and delivered, and no amendment or modification thereof shall have been entered into on or prior to the Closing Date which shall not have been approved by each of the Lenders and (c) the Borrowers shall have received gross cash proceeds from the issuance of the Subordinated Debt in an aggregate principal amount of $100,000,000.

         14. Consents. Receipt by the Agent of evidence that all governmental, shareholder and third party consents and approvals, if any, required in connection with the financings and other transactions contemplated by the Credit Agreement and expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Agent could have such effect.

         15. Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding against a Borrower that could reasonably be expected to have a Material Adverse Effect.

         16. Other Indebtedness. Receipt by the Agent of evidence that, after giving effect to the making of the Revolving Loans made on the Closing Date, the Borrowers shall have no Funded Indebtedness other than the Indebtedness under
(a) the Credit Documents, and (b) the Subordinated Debt.

         17. Solvency Certificate. Receipt by the Agent of an officer's certificate for each Borrower prepared by the chief financial officer of each such Borrower as to the financial condition, solvency and related matters of each such Borrower, in each case after giving effect to the initial borrowings under the Credit Documents, in substantially the form of Exhibit C hereto.

         18. Officer's Certificates. The Agent shall have received a certificate or certificates executed by an Executive Officer of the Company as of the Closing Date stating that (a) each Borrower is in compliance with all existing financial obligations, (b) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (c) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Borrower or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, (d) the transactions contemplated by the Separation Agreement have been consummated in accordance with the terms thereof and (e) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (i) each of the Borrowers is solvent, (ii) no Default or Event of Default exists, (iii) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (iv) the Borrowers are in compliance with each of the financial covenants set forth in Section 8.

         19. Fees and Expenses. Payment by the Borrowers of all fees and expenses owed by them to the Lenders and the Agent, including, without limitation, payment to the Agent of the fees set forth in the Fee Letter.

         20. Sources and Uses; Payment Instructions. Receipt by the Agent of (a) a statement of sources and uses of funds covering all payments reasonably expected to be made by the Company in connection with the transactions contemplated by the Credit Documents to be consummated on the Closing Date, including an itemized estimate of all fees, expenses and other closing costs and
(b) payment instructions with respect to each wire transfer to be made by the Agent on behalf of the Lenders or the Company or the Subsidiary Borrower on the Closing Date setting forth the amount of such transfer, the purpose of such transfer, the name and number of the account to which such transfer is to be made, the name and ABA number of the bank or other financial institution where such account is located and the name and telephone number of an individual that can be contacted to confirm receipt of such transfer.

         21. Purchase Agreement. There shall not have been any material modification, amendment, supplement or waiver to the Purchase Agreement without the prior written consent of the Agent, including, but not limited to, any modification, amendment, supplement or waiver relating to the amount or type of consideration to be paid in connection with the Acquisition of the Pierre Foods Division and the contents of all disclosure schedules and exhibits, and the Acquisition of the Pierre Foods Division shall have been consummated in accordance with the terms of the Purchase Agreement (without waiver of any conditions precedent to the obligations of the buyer thereunder). The Agent shall have received the final Purchase Agreement, together with all exhibits and schedules thereto, certified by an officer of the Company.

         22. Year 2000 Compliance. Receipt by the Agent of the Company's plan to assure that its computer-based systems will be able to operate and effectively process data including dates on and after January 1, 2000.

         23. Regulatory Compliance. Receipt by the Agent of copies of the Company's licenses from applicable federal, state and local regulatory agencies.

         24. Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Borrowers.

         The documents referred to in this Schedule shall be delivered to the Agent and the Lenders no later than the Closing Date. The certificates and opinions referred to in this Schedule shall be dated the Closing Date and shall be satisfactory in all material respects to the Agent and the Lenders.

                                  SCHEDULE 1.1C

                                      LIENS


Lienor                                         Collateral
------                                         ----------

Waldorf Corporation                 One (1) Adco Cavity Load Cartoner
                                    Two (2) Waldorf Hot Melt Midget Sealers
                                    One (1) Adco Top Loading Cartoner

Refco Investments Inc.              Two (2) Waldorf Hoerner Cartoners

NationsBank, N.A.                   Bakery property (approximately 10.629 acres)
                                    located at 3437 E. Main Street, Claremont,
                                    NC 28610


The following are liens of record which may apply to Pierre Foods, LLC assets and which will be released post-closing by Tyson Foods, Inc. or Hudson Foods, Inc., as applicable:

Lienor                                           Equipment
------                                           ---------

Shawmut Bank N.A.                   Automatic finished frozen patty stacker

BOT Financial Corporation           Rheon sandwich line
                                    Formax patty forming and shaping plates

IBM Corp.                           IBM equipment


In addition, all of the lessors with whom the Borrowers have capital leases have filed security interests in the leased machinery and equipment. See Schedule 1.1D, Indebtedness.

                                  SCHEDULE 1.1D

                                  INDEBTEDNESS

                                                   Principal Balance
Creditor                                           as of June 9, 1998
--------                                           ------------------

Industrial Revenue Bonds                                2,352,132



Capital Lease Lessor
--------------------

CITIF                                                      92,881
Siemens Credit                                             45,420
Amplicon Financial                                        227,992
Hudson Foods                                               29,702
Textron Financial #1                                      219,086
Textron Financial #2                                       28,509
Capital Associates                                        439,456


The Borrowers also have two unsecured letters of credit. See Schedule 1.1H, Unsecured Letters of Credit.

                                  SCHEDULE 1.1E

                                   INVESTMENTS


         Money Fund Account with J.C. Bradford & Company. Balance as of May 31, 1998 was $213,874.

                                  SCHEDULE 1.1F

                               CORPORATE STRUCTURE

                                FRESH FOODS, INC.

                             PLAN OF REORGANIZATION

1.       Business Combinations.

         (i) Sagebrush Group. Merge Tennessee shell corporations together in sideways merger, with Kingsport Foods, Inc. ("Kingsport Foods") as survivor; immediately thereafter, merge Sagebrush, Inc., a North Carolina corporation ("Sagebrush") downstream into Kingsport Foods, resulting in the structure set forth on Exhibit A.

         (ii) Second Tier Subsidiaries. Merge (i) Elloree Foods, Inc., a South Carolina corporation ("Elloree") upstream into South Carolina WSMP, Inc., a South Carolina corporation ("SC WSMP"), and (ii) St. Augustine, Inc., a Florida corporation ("St. Augustine") and Naples, Inc., a Florida corporation ("Naples") upstream into Sunshine WSMP, Inc., a Florida corporation ("Sunshine"), resulting in the structure set forth on Exhibit B.

         (iii) Segregated Jurisdiction Mergers. Merge Greenville Food Systems, Incorporated, a North Carolina corporation ("Greenville"), Matthews Prime Sirloin, Inc., a North Carolina corporation ("Matthews") and SC WSMP sideways and D&S Food Systems, LLC, a Georgia limited liability company ("D&S") and Georgia Buffet Restaurants, Inc., a Georgia corporation ("Georgia Buffet") upstream into Georgia WSMP, a Georgia corporation ("Georgia WSMP"), resulting in the structure set forth on Exhibit C.

         (iv) Acquisition LLC Merger. Merge Georgia WSMP, Prime Sirloin, Inc., a Tennessee corporation ("Prime Sirloin"), Kingsport Foods, Tennessee WSMP, Inc., a Tennessee corporation ("Tennessee WSMP"), Brunswick Associates, Inc., a Georgia corporation ("Brunswick"), Seven Stars, Inc., a Maryland corporation ("Seven Stars") and Virginia WSMP, Inc., a Virginia corporation ("Virginia WSMP") sideways into Fresh Foods Acquisition, LLC, a newly created Georgia limited liability company ("Acquisition LLC"), resulting in the structure set forth on Exhibit D.

         (v) Acquisition LLC-Claremont Merger. Merge Acquisition LLC sideways into Claremont Restaurant Group, LLC, a North Carolina limited liability company ("Claremont"), resulting in the structure set forth on Exhibit E.

2.       Capital Contributions.

         (i) Fresh Foods contributes 11 owned North Carolina restaurant properties and leasehold interests in 14 other North Carolina restaurants (the "Restaurant Assets") and other tangible personal property associated therewith to Fresh Foods Sales, LLC, a North Carolina limited liability company ("Sales");

         (ii) Fresh Foods contributes the leasehold interest in its Virginia restaurant and other tangible personal property associated therewith to Claremont;

         (iii) Fresh Foods contributes: (1) smokehouse assets, including the real property associated therewith (the "Smokehouse Assets"), and (2) its other manufacturing operations into Pierre Foods, LLC, a North Carolina limited liability company ("Pierre Foods");

         (iv) Fresh Foods contributes manufacturing and other intellectual property to Fresh Foods Properties, LLC, a North Carolina limited liability company ("Properties") and contributes restaurant intellectual property to Claremont; Properties licenses certain manufacturing intellectual property to Pierre Foods and Claremont licenses certain restaurant intellectual property to Sales; and

         (v) Pierre Foods contributes the Smokehouse Assets, less the real property, to Mom `n' Pop's Country Ham, LLC, a North Carolina limited liability company ("Country Ham").

3.       Organization of Pierre Leasing.

         (i) Fresh Foods organizes Pierre Leasing, LLC, a North Carolina limited liability company and direct wholly-owned subsidiary of Fresh Foods ("Pierre Leasing");

         (ii) Pierre Foods transfers a 2 1/2% undivided interest in the real property and improvements acquired by Pierre Foods from Hudson Foods, Inc. on June 9, 1998 (the "Pierre Assets") to Pierre Leasing; and

         (iii) Pierre Leasing leases its interest in the Pierre Assets back to Pierre Foods.

4.       Contribution of LP Interest.

         (i) Fresh Foods contributes its leasehold interest in, and personal property associated with, its Newport, Tennessee restaurant to Sagebrush of Tennessee, LP, a Delaware limited partnership (the "LP") in exchange for a 10% limited partnership interest in the LP;

         (ii) Fresh Foods contributes the limited partnership interest to Claremont; and

         (iii) Claremont contributes the limited partnership interest to Chardent, resulting in the final structure set forth on Exhibit F.

5.       Notes Payable.

         (i) Pierre Foods issues two notes payable in the amounts of $115 million and $30 million (with interest rates of 11 1/4% and 8 1/4%, respectively) to Fresh Foods (the "Notes") in exchange for (i) the purchase money contributed by Fresh Foods for the purchase of the Pierre Assets and (ii) the Smokehouse Assets and other manufacturing operations; and

         (ii) Fresh Foods assigns the Notes to Sales as a capital contribution.

                                   EXHIBIT A


                        [Organizational Chart--Omitted]

                                   EXHIBIT B


                        [Organizational Chart--Omitted]

                                   EXHIBIT C


                        [Organizational Chart--Omitted]

                                   EXHIBIT D


                        [Organizational Chart--Omitted]

                                   EXHIBIT E


                        [Organizational Chart--Omitted]

                                   EXHIBIT F


                        [Organizational Chart--Omitted]

                                  SCHEDULE 1.1G

                              EQUIPMENT APPRAISALS


Machinery and equipment located at Cincinnati facility            $6,413,025

Machinery and equipment located at Claremont facility              3,407,615

                                  SCHEDULE 1.1H

                           UNSECURED LETTERS OF CREDIT


1.          People's Bank for $450,000

2.          People's Bank for $700,000

3.          First Union National Bank for $500,000

                                  SCHEDULE 6.1

                          JURISDICTIONS OF ORGANIZATION


                                                                         States where Qualified to do
                                          State of                       Business as a Foreign
Entity                                    Organization                   Corporation or LLC
------                                    ------------                   ------------------

Fresh Foods, Inc.                         North Carolina                 None

Claremont Restaurant Group, LLC           North Carolina                 Virginia
                                                                         Georgia
                                                                         Tennessee

Fresh Foods Properties, LLC               North Carolina                 None

Fresh Foods Sales, LLC                    North Carolina                 None

Pierre Foods, LLC                         North Carolina                 Ohio

Pierre Leasing, LLC                       North Carolina                 Ohio

Mom `n' Pop's Country Ham, LLC            North Carolina                 None

Sunshine WSMP, Inc.                       Florida                        North Carolina

Sagebrush of Tennessee, LP                Delaware                       North Carolina
                                                                         Tennessee

Sagebrush of North Carolina, LLC          North Carolina                 None

Sagebrush of South Carolina, LLC          South Carolina                 North Carolina

Chardent, Inc.                            Delaware                       North Carolina

Spicewood, Inc.                           Delaware                       North Carolina


                                  SCHEDULE 6.7

                              COLLATERAL LOCATIONS

(i) The name and address of each warehouseman, filler, processor and packer at which Pierre Foods, LLC stores Inventory is as follows:

             Name                                     Address
             ----                                     -------
             Cincinnati Freezer                       2881 E. Sharon Road
                                                      Cincinnati, OH 45241

             Buckles Warehouse Ohio                   11880 Enterprise Avenue
                                                      Cincinnati, OH 45241

             Cicom/Cincinnati Commercial CS           Unknown

             Cloverleaf Cold Storage                  3110 Homeward Way
                                                      Fairfield, OH 45018-0550

             CS Integrated LLC                        2750 Orbitor Drive
                                                      Brea, CA 92621

             CS Integrated LLC                        325 Blake Road North
                                                      Hopkins, MN 55343-8209

             US Cold Storage Campbell                 4302 South 30th Street
                                                      Omaha, NE 68107

             CS Integrated LLC                        8 Lee Boulevard
                                                      Malvern, PA 19355

             Wash. Whslrs                             999 Montague Expressway
                                                      Milpitas, CA 95035

             Costco Whlsle Consignment Center         7635 Cent. Industrial
                                                      Drive, #18
                                                      Riviera Beach, FL 33404

             US Cold Storage/Dallas Sams              3300 East Park Row
                                                      Arlington, TX 76010

             United Refrig. (Westgate)/Sams           1740 A. Westgate Parkway
                                                      Atlanta, GA 30336

             Henderson C.S./Sams  Las Vegas           830 Horizon Drive
                                                      Henderson, NV 80-14

             Trenton Cold Storage Limited          P.O. Box 100
                                                   Trenton Ontario CN K8V 5R1

             K & N Distribution/Price Costco       601 S. W. 7th
                                                   Renton, WA 98055

             Polar Cold Storage                    3776 Taylorsville Highway
                                                   Statesville, NC 28625

             United Refrigerated/Sams Indy         3320 S. Arlington Avenue
                                                   Indianapolis, IN 46203

             Wiscold, Inc./Sams Rochelle           600 Wiscold Drive
                                                   Rochelle, IL 61068

             Columbia Farms/Price Costco           16 Sutton Road
                                                   Webster, MA 01570

             Burris Maryland/Price Costco          Rte 313 N. Federalsburg Road
                                                   Federalsburg, MD 21632

             Jay D.C.S./Oregon Commodity           8830 Southeast Herbert Court
                                                   Clackamas, OR 97015

             Nordic C.S./Price Costco              647 Occidental Avenue South
                                                   Seattle, WA 98104

             Mirlo/Washington Wholesales           11600 Riverside Dr. `B'
                                                   Mira Loma, CA 91752

             C & S Wholesale Grocers/BJ's          Old Ferry Road
                                                   Brattleboro, VT 05301

             Commodity/Surplus District            12 Hills Avenue
                                                   Concorde, NH 03301-4899

             United Refrig./Sams Leesport          RD #2 Orchard Lane
                                                   Leesport, PA 19533

             PFS Miami/Cost-U-Less                 501 NE 183rd Street
                                                   Miami, FL 33269

             Interstate Distribution               110 Distribution Drive
                                                   Hamilton, OH 45014

             PFS West Sacramento                      P.O. Box 1325
                                                      West Sacramento, CA 95691

             Security Capital Industrial Trust        4770 Interstate Drive
                                                      Cincinnati, OH 45246

             Catherine's Distribution Inc.            4825 Hovis Road
                                                      Charlotte, NC  28205


(ii) The chief executive offices of all Borrowers and Subsidiaries are located at 3437 East Main Street, Claremont, North Carolina 28610.

(iii) The books and accounts of the Borrowers and each of their Subsidiaries are kept at 3437 East Main Street, Claremont, North Carolina 28610. Pierre Foods, LLC also maintains books and accounts at 9990 Princeton Road, Cincinnati, OH 45246.

         Also see Schedule 6.19, Real Estate for a listing of additional jurisdictions in which the Borrowers and its Subsidiaries have assets, equipment and inventory.

                                  SCHEDULE 6.8

                            FICTITIOUS BUSINESS NAMES

Mom `n' Pop's
Mom `n' Pop's Smokehouse
Mom `n' Pop's Buffet & Bakery
Mom `n' Pop's Country Biscuits
Mom `n' Pop's Retail Outlets
Mom `n' Pop's Country Collections
Mom `n' Pop's Racing
Mom `n' Pop's Ham House
Mom `n' Pop's Bakery
Mom `n' Pop's Bakery - WSMP, Inc.
Mom `n' Pop's Bakery #18
Mom `n' Pop's Country Ham
Western Steer Family Steakhouse
Western Steer Steaks, Buffet & Bakery
WSMP, Inc.
WSMP, Inc. #9
WSMP, Inc. #18
WSMP, Inc. - Manufacturing
WSMP/Mom `n' Pop's
WSMP - Smokehouse Division
WSMP, Inc. DBA - Mom `n' Pop's Smokehouse
Bennett's Smokehouse & Saloon
Bennett's Barbeque
Bennett's Pit Bar-B-Que
Bennett's
Bennett's Catering
Prime Sirloin Steak & Buffet
Prime Sirloin Steaks, Buffet & Bakery
Prime Sirloin
Prime Sirloin of (location)
Western Steer Mom `n' Pop's
Mom's Kitchen
WSMP Real Estate
Sagebrush
Sagebrush Steakhouse & Saloon

Pierre Foods, LLC used the following names prior to its acquisition by Fresh Foods, Inc:

Hudson Foods
Pierre Frozen Foods, a division of Hudson Foods
Hudson Specialty Foods
Pierre
Hudson
Pierre Foods

                                  SCHEDULE 6.9

                                  SUBSIDIARIES



Claremont Restaurant Group, LLC
Fresh Foods Properties, LLC
Fresh Foods Sales, LLC
Pierre Foods, LLC
Pierre Leasing, LLC
Mom `n' Pop's Country Ham, LLC
Sunshine WSMP, Inc.
Sagebrush of Tennessee, LP
Sagebrush of North Carolina, LLC
Sagebrush of South Carolina, LLC
Chardent, Inc.
Spicewood, Inc.

                                  SCHEDULE 6.10

                                   LITIGATION


None

                                  SCHEDULE 6.14

                                      ERISA

Fresh Foods Employee Health Plan
WSMP Flexible Benefits Plan
Fresh Foods Employee Stock Purchase Plan
WSMP 401(k) Profit Sharing Plan
Pierre Foods 401(k) Profit Sharing Plan
Pierre Foods Life Insurance AD&D Plan
Pierre Foods Short-Term Disability Plan
Pierre Foods Long-Term Disability Plan
Pierre Foods Business Travel Insurance Plan
Hudson Foods Employee Health, Medical and Dental Plan

                                  SCHEDULE 6.15

                            ENVIRONMENTAL DISCLOSURES


1. Prior to 1996, the Claremont facility was subject to surcharges for its level of BODs in discharges to a municipal sewer. The facility installed sewage pretreatment equipment to prevent such discharges.

2. The Pierre facility, in accordance with its county-issued industrial pretreatment permit, is currently paying a surcharge of approximately $67,000 per year for its level of BODs in discharge of waste water to a municipal sewer.

                                  SCHEDULE 6.17

                              INTELLECTUAL PROPERTY


                                                                     Registration             Issue
Trademark                                       Type                      No.                  Date
---------                                       ----                      ---                  ----

Breakfast on the Go!                           federal                  2,005,805            10/08/96
Cafe Pierre                                    federal                  1,876,055            01/24/95
Cafeteria Adventures                           federal                  1,797,362            10/05/93
Commodity Magic                                federal                  1,331,238            04/16/85
Dine `n With                                   federal                  1,912,699            08/15/95
Fast Choice                                    federal                  2,052,455            04/15/97
French Toast Boat                              federal                  1,554,935            09/05/89
French Toast Boat & Design                     federal                  1,626,155            12/04/90
Global Grill                                   federal                  2,112,383            11/11/97
GoldDiggers                                    federal                  1,121,101            06/26/79
Hot Diggity Subs                               federal                  1,388,435            04/01/86
Hot Diggity Subs & Design                      federal                  1,387,648            03/25/86
Lean Magic                                     federal                  1,677,773            03/03/92
Like Mom's & Design                            federal                  1,517,327            12/20/88
Link-N-Dog                                     federal                  1,917,400            09/05/95
Micro-Wiches                                   federal                  1,505,035            09/20/88
Pierre & Design                                state (Ohio)             TM7315               05/22/86
Pierre Classics                                federal                  2,052,456            04/15/97
Pierre Main Street Diner                       federal                  2,016,292            11/12/96
Pizza Parlor Sandwich                          federal                  1,270,140            03/13/84
Pizza Parlor Sandwich                          federal                  1,642,199            04/23/91
Pizza Parlor Sub                               federal                  1,926,623            10/10/95
Quick-Wiches                                   federal                  1,784,320            07/27/93
Rib-B-Q                                        federal                  1,257,730            11/15/83
Rib-B-Q                                        federal                  1,270,954            03/20/84
Rib-B-Q                                        federal                  1,598,832            05/29/90
Rib-B-Q & Design                               federal                  1,276,424            05/01/84
Rib-B-Q & Design                               federal                  1,275,419            04/24/84
Rib-B-Q & Design                               foreign (Canada)         305,056              07/19/85
Rib-B-Q                                        foreign (Canada)         305,055              07/19/85
Saus-A-Rage                                    federal                  1,928,706            10/17/95
Tastes of the World Logo (copyright)                                    VA613-418            12/16/93
Two-Fers                                       federal                  1,505,013            09/20/88
Two-Fers                                       federal                  1,599,764            06/05/90
Villa Cinti                                    federal                  1,772,497            05/18/93
Wonderbites                                    federal                  1,781,595            07/13/98


                                                                     Registration             Issue
Trademark                                       Type                      No.                  Date
---------                                       ----                      ---                  ----

Mom `n' Pop's Buffet & Bakery and Design       federal                  1,802,454            11/02/93
Western Steer Steaks Buffet Bakery
   and Design                                  federal                  1,773,290            05/25/93
Western Steer Family Restaurant
   and Design                                  federal                  1,674,648            02/04/92
Western Steer and Design                       federal                  1,626,425            12/04/90
Mom `n' Pop's Country Store and
     Restaurant                                federal                  1,460,268            10/06/87
Mom `n' Pop's Country Store and
     Restaurant                                federal                  1,460,250            10/06/87
All-American Food Bar                          federal                  1,436,858            04/14/87
For an All-American Family Meal                federal                  1,428,857            02/10/87
Western Steer Family Steakhouse                federal                  1,403,394            07/29/86
Western Steer                                  federal                  1,391,171            04/22/86
Mom `n' Pop's and Design                       federal                  1,346,951            07/02/85
Mom `n' Pop's and Design                       federal                  1,346,950            07/02/85
Steer and Design                               federal                  1,384,755            02/25/86
Design Only                                    federal                  1,333,815            04/30/85
Steerburger                                    federal                  1,343,067            06/18/85
Super Stuffed                                  federal                  1,364,706            10/08/85
Western Steer Family Steakhouse and
  Design                                       federal                  1,322,741            02/26/85
Mom `n' Pop's and Design                       federal                  1,341,238            06/11/85
Mom `n' Pop's and Design                       federal                  1,335,749            05/14/85
Mom `n' Pop's                                  federal                  1,341,236            06/11/85
`Fluffy' and Design                            federal                  1,272,996            04/03/84
Little Richard the Western Steer
     WS and Design                             federal                  1,179,634            11/24/81
Design Only                                    federal                  1,214,411            10/26/82
Waltzing Matilda                               federal                  1,165,051            08/11/81
Mom's Kitchen                                  federal                  1,146,516            01/27/81
Mom `n' Pop's and Design                       federal                  1,095,528            07/04/78
Mom `n' Pop's and Design                       federal                  1,095,364            07/04/78
Mom `n' Pop's                                  federal                  1,065,988            05/17/77
Mom `n' Pop's                                  federal                  1,071,065            08/09/77
Western Steer Family Steakhouse                federal                  1,068,735            06/28/77
Fast Choice                                    federal                  2,152,895            04/12/98
Rib-B-Q and Design                             federal                  2,132,710            01/27/98
Sagebrush Steakhouse & Saloon                  federal                  1,743,755            12/29/92
Golddigger Beef Nugget                         federal                  1,521,147            01/17/89


                                                                       Application             Serial
Pending Trademark Applications              Type                           Date                  No.
------------------------------              ----                           ----                  ---

H.E.L.P.S. Healthcare Entree
      Low Prep Selections                  federal                       11/19/97             75/392520
Pierre & Design                            foreign (Mexico)
Pierre                                     foreign (Mexico)
Rib-B-Q & Design                           foreign (Japan)                                    34095/89
Rib-B-Q & Design                           foreign (Mexico)
Rib-B-Q                                    foreign (Japan)                                    34094/89
Rib-B-Q                                    foreign (Mexico)
Quick Classics                             federal                       02/26/90             74-032,512
Savory Selections and Design               federal                       07/08/98
Fastbites                                  federal                       07/06/98



Patents:

Exclusive, royalty-free, worldwide and perpetual patent license granted by Hudson Foods, Inc. on June 9, 1998 in the invention entitled "Process for Preparing Pureed Meat Products" set forth in an application for United States Letters Patent, Serial No. 08/959,485 recorded in the U.S. Patent and Trademark Office on October 10, 1997, and which was assigned to Hudson Foods, Inc. by Assignment dated October 16, 1997 recorded in the U.S. Patent and Trademark Office on October 28, 1997 at Reel/Frame: 8806/0691.

Copyrights:

                                                                      Registration        Registration
Title                                               Type                   No.                 Date
-----                                               ----                   ---                 ----

Western Steer Steaks, Buffet,
    Bakery: Operations Manual                      federal              Txu618984             08/11/94
Cafeteria Adventures Tastes of
    the World Logo                                 federal              VA613418              12/16/93
Tastes of the World Promotion
    Program: Manager's Kit                         federal              TX3738877             12/27/93
Cafeteria Adventures Radical
   Chicken                                         federal              VA528350              10/08/92
Cafeteria Adventures Stars &
   Stripes General                                 federal              VA528349              10/08/92
Cafeteria Adventures Hamburger Man                 federal              VA528348              10/08/92
Cafeteria Adventures Stars & Stripes
   Promotion Program                               federal              TX3421700             10/08/92
Cafeteria Adventures Rock `n Roll
  Promotion Program                                federal              TX3421699             10/08/92


Cafeteria Adventures Radical
  Promotion Program                                federal              TX3421698             10/08/92
Barnyard Basics of Good
  Nutrition Questions and Answers                  federal              TX3390603             08/07/92
Barnyard Basics of Good
  Nutrition Hunch-Out Toys                         federal              VA524973              08/07/92
Today's Nutritious Lunch:
  It's Barnyard Bonus Day!                         federal              VA519990              08/07/92
Barnyard Scene Bulletin Board
   Display: Barnyard Basics of
   Good Nutrition                                  federal              VA519989               08/07/92
Barnyard Basics of Good
   Nutrition: For Grades 1 & 2:
   Educator's Guide                                federal              TX3380555              08/07/92
Barnyard Basics of Good
   Nutrition: For Grades 1 & 2:
   Educator's Guide                                federal              TX3291538              04/02/92


                                  SCHEDULE 6.19

                                   REAL ESTATE

Owned Properties:


Property                                 Address                             City            State       Zip
--------                                 -------                             ----            -----       ---

Claremont Restaurant Group, LLC

Sagebrush #537                           5030 Valley View Blvd., NW          Roanoke            VA        24012

Closed restaurant                        2911 Cypress Mill Road              Brunswick          GA
(leased to another party)

Closed restaurant                        997 Sunset Blvd.                    Jessup             GA
(leased to another party)

Closed restaurant                        1336 Andrew Johnson Highway         Morristown         TN
(leased to another party)


Fresh Foods Sales, LLC

Bennett's #345                           1819 Fairgrove Church Road          Conover            NC        28613

Prime Sirloin #376                       3302 S. I-85 Service Road           Charlotte          NC        28208

Prime Sirloin #382                       10450 E. Independence Blvd.         Matthews           NC        28105

Western Steer #22                        1190 Lenoir Rhyne Blvd., SE         Hickory            NC        28602

Western Steer #51                        3062 Hickory Blvd.                  Hudson             NC        28638

Western Steer #111                       316 Ehring House St.                Elizabeth City     NC        27909

Western Steer #292                       101 Bost Road                       Morganton          NC        28655

Western Steer #329                       314 Blowing Rock Blvd.              Lenoir             NC        28645

Closed restaurant                        2225 12th Avenue NE                 Hickory            NC
(leased to another party)

Unimproved property                      (1.6 acres)                         Statesville        NC

Unimproved property                      (2.4 acres) Highway 127 South       Hickory            NC



Pierre Foods, LLC

Claremont manufacturing facility         3437 E. Main Street                 Claremont          NC       28610

Cincinnati manufacturing facility        9990 Princeton Road                 Cincinnati         OH        45246
(Note:  Pierre Leasing, LLC has a 2 1/2%
undivided interest in this property)



Sagebrush of North
Carolina, LLC

Sagebrush #527                           566 Arbor Hill Road                 Kernersville       NC        27284

Sagebrush #535                           2000 Woodland Drive                  Mt. Airy          NC        27030

Sagebrush #536                           428 Jake Alexander Blvd. S.          Salisbury         NC        28144

Sagebrush #538                           954 Blowing Rock Blvd., NE           Lenoir            NC        28645

Sagebrush #539                           6170 South NC 16 Highway             Denver            NC        28037

Sagebrush #541                           2100 Dalrymple Street                Sanford           NC        27330

Sagebrush #546                           623 NC 24-27 By-Pass East            Albemarle         NC        28001

Sagebrush #547                           1529 Freeway Drive                   Reidsville        NC        27320


Sagebrush of  South
Carolina, LLC

Sagebrush #532                           482 By-Pass 72 NW                    Greenwood         SC        29649

Sagebrush #540                           190 Aiken Mall Drive                 Aiken             SC        29803


Sagebrush of Tennessee, LP

Sagebrush #511                           110 Cedar Lane                       Knoxville         TN        37912

Sagebrush #531                           2468 Alcoa Highway                   Alcoa             TN        37701




Sunshine WSMP, Inc.

Closed restaurant                        1603 US-1                            Ft. Pierce         FL
(under contract to be sold in approx.
70 days)

Closed restaurant                        2005 US-1 S                          St. Augustine      FL
(leased to another party)

Unimproved Property                      (1.5 acres)                          Pensacola          FL


Leased Properties:


Property                                Address                            City                    State           Zip
--------                                -------                            ----                    -----           ---

Fresh Foods Sales, LLC

Prime Sirloin  #377                     19601 Statesville Road             Cornelius                 NC            28031

Prime Sirloin  #379                     3103 Taylorsville Road             Statesville               NC            28677

Western Steer #52                       334 SW Blvd.                       Newton                    NC            28658

Western Steer #420                      26 Radio Road                      Lexington                 NC            27292

Western Steer #425                      1018 Rockford Street               Mt. Airy                  NC            27030

Western Steer #426                      1580 Yadkinville Road              Mocksville                NC            27028

Western Steer #427                      825 E. Main Street                 Jefferson                 NC            28640

Western Steer #428                      Corner 601 & 421                   Yadkinville               NC            27055

Western Steer #434                      1675 Blowing Rock Road             Boone                     NC            28607

Closed restaurant                       504 Leming Drive                   Morganton                 NC
(subleased to another party)

Closed restaurant                       536 Highway 64-70                  Hickory                   NC

Closed restaurant                       1600 N. Queen St.                  Kinston                   NC
(subleased to another party)

Closed restaurant                       835 S. Main St.                    Kernersville              NC

Closed restaurant                       Route 3                            Tobbaccoville             NC



Claremont Restaurant Group, LLC

Sagebrush #530                          7815 Timberlake Road               Lynchburg                 VA            24502

Sagebrush #533                          204 Southgate Square               Colonial Heights          VA            23834
                                        Shopping Center

Sagebrush #548                          190 Nye Road                       Wytheville                VA            24382

Sagebrush #____ (new)                                                      Bristol                   VA

Western Steer #431                      955 Stuart Drive                   Galax                     VA            24333


Sagebrush of North Carolina, LLC

Sagebrush #507                          1520 Highway 70, SE                         Hickory                  NC            28601

Sagebrush #509                          117 Turnersberg Road                        Statesville              NC            28677

Sagebrush #513                          1420 Second Street, NE                      Hickory                  NC            28601

Sagebrush #514                          1111 Highway 105                            Boone                    NC            28607

Sagebrush #517                          101 Steakhouse Road                         Morganton                NC            28655

Sagebrush #518                          2905 Reynolda Road                          Winston-Salem            NC            27106

Sagebrush #519                          2560 Lewisville-Clemmons Road               Clemmons                 NC            27012

Sagebrush #520                          895 Russ Avenue                             Waynesville              NC            28786

Sagebrush #521                          985 West Asheville Highway                  Brevard                  NC            28712

Sagebrush #523                          2250 Hendersonville Road                    Arden                    NC            28704

Sagebrush #524                          1302 Collegiate Drive                       Wilkesboro               NC            28697

Sagebrush #525                          608 C West Roosevelt Blvd.                  Monroe                   NC            28110

Sagebrush #544                          800 South Main Street                       Graham                   NC            27253

Sagebrush #545                          5920 University Parkway                     Stanleyville             NC            27105

Sagebrush #549                          630 Randolph Mall                           Asheboro                 NC            27203

Sagebrush #550                          1432 N. Bridge Street                       Elkin                    NC            28621
(leased by Fresh Foods, Inc. and
assigned to Sagebrush of NC, LLC)

Sagebrush #551                          1006 East Cumberland Street                 Dunn                     NC            28335

Sagebrush #553                          1750 S. Stratford Road                      Winston-Salem            NC            27103
(Western Steer #435 under conversion;
leased by Fresh Foods, Inc. and
assigned to Sagebrush of NC, LLC)

Sagebrush #554                          112 N. Generals Blvd.                       Lincolnton               NC            28093
(Western Steer #433 under conversion;
leased by Fresh Foods, Inc. and
assigned to Sagebrush of NC, LLC)


Sagebrush of South
Carolina, LLC

Sagebrush #515                          2445 Cherry Road                      Rock Hill               SC            29730

Sagebrush #528                          1541 West Floyd Baker Blvd.           Gaffney                 SC            29341

Sagebrush #542                          801 N. Lake Drive                     Lexington               SC            29072



Sagebrush of
Tennessee, LP

Sagebrush #508                          3909 Parkway                          Pigeon Forge            TN            37863

Sagebrush #510                          390 South Illinois Avenue             Oak Ridge               TN            37830

Sagebrush #516                          1600 East Stone Drive                 Kingsport               TN            37660

Sagebrush #522                          815 Parkway                           Sevierville             TN            37862

Sagebrush #526                          217 Airport Road                      Gatlinburg              TN            37738

Sagebrush #529                          2614 North Roan                       Johnson City            TN            37601

Sagebrush #534                          2323 East Morris Blvd.                Morristown              TN            37814

Sagebrush #543                          201 Heritage Blvd.                    Newport                 TN            37821



Fresh Foods, Inc.

Corporate Office                        361 Second Street, N.W.               Hickory                 NC


                                  SCHEDULE 6.24

                                      TAXES


(a) The Borrowers and Subsidiaries routinely file permitted requests for extensions for their federal and state tax returns.

(b) The state of North Carolina is currently auditing Fresh Foods, Inc. in connection with its state income tax returns for the 1992, 1993, 1994 and 1995 tax years. No material liability is expected to result from such audits.

(c) In August, 1998, the Internal Revenue Service notified Fresh Foods, Inc. that it will be conducting an audit of its federal income tax returns for the 1996 fiscal year. No material liability is expected to result from such audit.

(d) Pierre Foods, LLC has not yet filed its Indiana state withholding tax return because it has not received the necessary information from its payroll service. The return was due on July 31, 1998. No material liability is expected to result from the late filing of this return.

                                  SCHEDULE 6.28

                               MATERIAL CONTRACTS

1. License Agreement between WSMP, Inc. and Hardee's Food Systems, Inc. dated January 30, 1998, to be assigned to Pierre Foods, LLC on September 5, 1998.

2. License Agreement between WSMP, Inc. and Checkers Drive-In Restaurants, Inc. dated January 30, 1998, to be assigned to Pierre Foods, LLC on September 5, 1998.

3. License Agreement between WSMP, Inc. and Rally' Hamburgers, Inc. dated January 30, 1998, to be assigned to Pierre Foods, LLC on September 5, 1998.

4. License Agreement between WSMP, Inc. and GB Foods Corp. dated January 30, 1998, to be assigned to Pierre Foods, LLC on September 5, 1998.

5. Biscuit License Agreement between WSMP, Inc. and Hardee's Food Systems, Inc. dated September 25, 1997, to be assigned to Pierre Foods, LLC on September 5, 1998.

6. Custom Manufacturing Agreement between WSMP, Inc. and Geo. A. Hormel & Company dated August 8, 1991, to be assigned to Pierre Foods, LLC on September 5, 1998.

7. Product Purchase Agreement between Fresh Foods, Inc. and Institution Food House, Inc. dated May 25, 1998, to be assigned to Claremont Restaurant Group, LLC and Fresh Foods Sales, LLC on September 5, 1998.

8. Management Contract between WSMP, Inc. and HERTH Management, Inc. dated June 23, 1995, extended by an Extension Agreement dated August 29, 1997.

9. Employment Agreement between WSMP, Inc. and David R. Clark dated June 30, 1996 and subsequently amended on February 23, 1998.

10. Employment Agreement between WSMP, Inc. and L. Dent Miller dated January 29, 1998.

11.      Consulting and Noncompetition Agreement between WSMP, Inc. and Charles
         F. Connor, Jr. dated January 29, 1998.

12. Employment Agreement between WSMP, Inc. and Norbert E. Woodhams dated February 1998.

13. Trademark License Agreement between Hudson Foods, Inc. and Nathan's Famous dated October 14, 1997 and assigned to Pierre Foods, LLC by Hudson Foods, Inc. on June 9, 1998.

14. Trademark Agreement between Hudson Foods, Inc. and Sysco Corporation and assigned to Pierre Foods, LLC by Hudson Foods, Inc. on June 9, 1998.

15. Custom Manufacturing Agreement between Hudson Foods, Inc. and E.A. Sween Company dated July 7, 1997 and assigned to Pierre Foods, LLC by Hudson Foods, Inc. on June 9, 1998.

16. Custom Manufacturing Agreement between Hudson Foods, Inc. and Fairmont Foods of Minnesota dated March 25, 1997 and assigned to Pierre Foods, LLC by Hudson Foods, Inc. on June 9, 1998.

17. Custom Manufacturing Agreement between Hudson Foods, Inc. and Suzanna's Kitchen, Inc. dated August 6, 1997 and assigned to Pierre Foods, LLC by Hudson Foods, Inc. on June 9, 1998.

18. Master Processing Agreements for the period from July 1, 1998 through June 30, 1999 with the following state agencies:

                     Arkansas Department of Human Services
                     Arizona Department of Education
                     California Department of Education
                     Colorado State Department of Human Services
                     Connecticut DAS Food Distribution Program
                     Florida Department of Agriculture
                     Georgia State Board of Education
                     Idaho Department of Education
                     Illinois State Board of Education
                     Iowa Department of Education
                     Indiana Department of Education
                     Kentucky Division of Food Distribution
                     Louisiana Department of Agriculture and Forestry Maryland Department of Education

                     Massachusetts Department of Education
                     Michigan Department of Education
                     Minnesota Department of Children, Families and Learning Mississippi Department of Education
                     Missouri Department of Education
                     Nebraska Health and Human Services
                     New Hampshire Surplus Distribution Section
                     New Jersey Department of Agriculture
                     New Mexico Human Services Department
                     New York Office of General Services
                     Ohio Department of Education
                     North Carolina Department of Agriculture
                     Oklahoma Department of Human Services
                     Oregon Department of Education
                     Pennsylvania Department of Agriculture
                     Rhode Island Food Distribution Program
                     South Carolina Department of Agriculture
                     Tennessee Department of Agriculture
                     Texas Department of Human Services
                     Washington Superintendent of Public Instruction
                     West Virginia Department of Health and Human Services Wyoming Department of Education
                     Wisconsin Department of Public Information
                     Virginia Department of Agriculture
                     Utah State Office of Education

                                  SCHEDULE 6.30

                             AFFILIATE TRANSACTIONS


None.

                                  SCHEDULE 6.31

                            KEY MEMBERS OF MANAGEMENT


The key members of management of the Borrowers and Subsidiaries are as follows:

Name                             Position(s) with the Company
----                             ----------------------------

Richard F. Howard                Chairman of the Board, Fresh Foods, Inc.

James C. Richardson, Jr.         Vice Chairman of the Board and Chief
                                 Executive Officer, Fresh Foods, Inc.

David R. Clark                   President and Chief Operating Officer, Fresh
                                 Foods, Inc.

James E. Harris                  Executive Vice President, Chief Financial
                                 Officer, Treasurer and Secretary, Fresh
                                 Foods, Inc.

Norbert E. Woodhams              President, Pierre Foods, LLC

L. Dent Miller                   President, Claremont Restaurant Group, LLC

Larry D. Hefner                  President, Mom `n' Pop's Country Ham, LLC

Noland M. Mewborn                Vice President, Finance

Matthew V. Hollifield            Vice President of Strategic Planning

                                  SCHEDULE 6.34

                               RESTAURANT BUSINESS


           The Company's restaurant operations are located primarily in smaller cities and suburban areas in the southeastern United States, a market niche where the primary competitors are economy steakhouses. At May 1, 1998, the Company owned and operated 38 Sagebrush steakhouse restaurants, which provide family-oriented, full-service, casual dining in an atmosphere suggestive of a Texas roadhouse. The Company also owned and operated 17 Western Steer and five Prime Sirloin restaurants, which are more mature family steakhouses using the "buffet and bakery" format, and one Bennett's barbecue-style restaurant. Sagebrush restaurants are the only causal dining steakhouses in a majority of the local markets in which they operate. The Company intends to convert all but seven of its family steakhouse restaurants to the Sagebrush concept within two years based on the historically attractive unit economics of the Sagebrush format. A typical Sagebrush restaurant generates 44% more revenue and 99% more EBITDA than a typical Western Steer restaurant. The Company has extensive experience in converting restaurants to the Sagebrush format as 27 of the Company's 38 Sagebrush restaurants were originally converted from other restaurant concepts. Since Fresh Foods acquired Sagebrush, Inc. in January 1998, the Company has converted three Western Steer restaurants to the Sagebrush concept and has realized a significant increase in weekly sales volume at these locations. Other than the restaurants currently being converted and three new Sagebrush restaurants in development, the company has no plans to build other Sagebrush restaurants.

                                  SCHEDULE 9.3

                                 SALES OF ASSETS

None.

                                  SCHEDULE 9.10

                                  BANK ACCOUNTS




Bank Accounts:  Pierre Foods, LLC

                   Type of Account          Bank Name            Account Number
                   ---------------          ---------            --------------

Pierre Foods       Depository Account       Star Bank            48079-7117
                                            Checking Business

Pierre Foods       Payroll Account          Star Bank            48079-7125
                                            Checking Business

SAGEBRUSH BANK ACCOUNTS

                                                                             Account Number
                                                                             --------------
               Fresh Foods Inc                        First Union            2000001385887
               Fresh Foods of NC LLC                  First Union            20000007554231
               Claremont Restaurant Group             First Union            2000000754228
               Fresh Foods Inc                        First Union            2079920018729          A/P Clearing
               Fresh Foods Inc                        First Union            2079920018716          Payroll Clearing

               Home Office                            Peoples                53 4826889             Checking
               Home Office                            Peoples                53 4819710             A/P Clearing
               Home Office                            Peoples                53 4819066             Payroll Clearing

     507       Hickory                      NC        First Union            2076018577285
     508       Pigeon Forge                 TN        Bank First             04657330
     509       Statesville                  NC        B B & T                5119019860
     510       Oak Ridge                    TN        NationsBank            3000034509
     511       Knoxville                    TN        First Tennessee        0993662
     513       Hickory(Viewmont)            NC        Bank of Granite        080 306 5
     514       Boone                        NC        Centura                665503112
     515       Rock Hill                    SC        Wachovia               3700 41659
     516       Kingsport                    TN        Citizens               200 1110 2
     517       Morganton                    NC        Bank of Granite        030 365 8
     518       Winston-Salem (Reynolda)     NC        Wachovia               3965 001375
     519       Clemmons                     NC        First Citizens         8211005030
     520       Waynesville                  NC        First Union            2000000241443
     521       Brevard                      NC        First Union            2000000241511
     522       Sevierville                  TN        Bank First             04668103
     523       Arden                        NC        First Union            2000000241566
     524       Wilkesboro                   NC        First Union            2000000241579
     525       Monroe                       NC        B B & T                1161001182
     526       Gatlinburg                   TN        Bank First             4666585
     527       Kernersville                 NC        Centura                0402041227
     528       Gaffney                      SC        Wachovia               510000433
     529       Johnson City                 TN        First Tennessee        8850720
     530       Lynchburg                    VA        Central Fidelity       7911867553
     531       Alcoa                        TN        Bank First             10017655
     532       Greenwood                    SC        The County Bank        050 112 7985 01
     533       Colonial Heights             VA        First Virginia Bank    3473 1717
     534       Morristown                   TN        First Tennessee        689289
     535       Mt.Airy                      NC        The Community Bank     200 768 0
     536       Salisbury                    NC        Wachovia               6896 003086
     537       Roanoke                      VA        First Virginia Bank    0357 0088
     538       Lenoir                       NC        Bank of Granite        065 169 9
     539       Denver                       NC        Peoples Bank           53 4836565
     540       Aiken                        SC        Carolina First         1040094698
     541       Sanford                      NC        Centura                5002514788
     542       Lexington                    SC        B B & T                5121808252
     543       Newport                      TN        First Union            2020000134404
     544       Graham                       NC        Wachovia               3967 001831
     545       Stanleyville                 NC        First Citizens         004851443671
     548       Wytheville                   VA        First Union
     549       Asheboro                     NC        Wachovia               0393 002615


WSMP, Inc.
Bank Confirmation Control
For the Year Ended Feb. 27, 1998

===================================================================================================================================
                                                                                               Bank
                  Corporation                      Store                                       Name                       Account
                      Name                           #                                      & Address                        #
-----------------------------------------------------------------------------------------------------------------------------------
WSMP, Inc.                                           1                 HOME OFFICE      NationsBank                      511242489
                                                                                        P.O. Box 30120
                                                                                        104-11
                                                                                        Charlotte, NC  28255

WSMP, Inc.        Sinking Fund                       1                 HOME OFFICE      NationsBank                      510086325
                                                                                        P.O. Box 30120
                                                                                        104-11
                                                                                        Charlotte, NC  28255

WSMP, Inc.                                           1                 HOME OFFICE      Rosie Erb                        5800003289
                                                                                        NationsBank
                                                                                        ARP Dept C015-2
                                                                                        P O Box 31590
                                                                                        Tampa,FL 33631

WSMP, Inc.                                           1                 HOME OFFICE      Rosie Erb                        5800003297
                                                                                        NationsBank
                                                                                        ARP Dept C015-2
                                                                                        P O Box 31590
                                                                                        Tampa,FL 33631

WSMP, Inc.     Certificate Deposit                   1                 HOME OFFICE      Bank of Granite                    142580
                                                                                        Jo Wagoner
                                                                                        P.O. Box 189
                                                                                        Newton, NC  28658

WSMP, Inc.      Payroll Acct.                        1                 HOME OFFICE      Peoples Bank                     534828745
                                                                                        P O Box 467
                                                                                        Newon, NC 28658


WSMP, INC.                                           1                 HOME OFFICE      Rosie Erb                        5800003262
                                                                                        NationsBank
                                                                                        ARP Dept C015-2
                                                                                        P O Box 31590
                                                                                        Tampa,FL 33631

WSMP, INC.                                           1                 HOME OFFICE      Rosie Erb                        5800003270
                                                                                        NationsBank
                                                                                        ARP Dept C015-2
                                                                                        P O Box 31590
                                                                                        Tampa,FL 33631

WSMP, Inc.                                           1                 HOME OFFICE      Peoples Bank                     558053356
                                                                                        P O Box 467
                                                                                        Newon, NC 28658

WSMP, Inc.                                           1                 HOME OFFICE      Peoples Bank                     350180751
                                                                                        P O Box 467
                                                                                        Newon, NC 28658

WSMP, Inc.                                           1                 HOME OFFICE      Peoples Bank                     534822052
                                                                                        P O Box 467
                                                                                        Newon, NC 28658

WSMP, Inc.          Deposit Acct.                    1                 HOME OFFICE      South Trust                       60929918
                                                                                        P O Box 563975
                                                                                        Charlotte, NC 28256

WSMP, Inc.  Investment Acct.                         1                 HOME OFFICE      South Trust                       60929929
                                                                                        P O Box 563975
                                                                                        Charlotte, NC 28256

WSMP, Inc.   Disbursement Acct                       1                 HOME OFFICE      South Trust                       64007168
                                                                                        P O Box 2425
                                                                                        Ft. Myers, FL 33902


WSMP, Inc.         CD                                1                 HOME OFFICE      Lincoln Bank                        8957
                                                                                        P O Box 657
                                                                                        Lincolnton, NC 28093

WSMP, Inc.       CD                                  1                 HOME OFFICE      First Century                     6001520
                                                                                        P O Box 879
                                                                                        Wytheville, VA 23482

WSMP, Inc.                                           1                 HOME OFFICE      J.C. Bradford & Co.        139-84421-1-9-792
(Western Steer Gift Cert. Acct.)                                                        P.O. Box 3857
                                                                                        Hickory, NC  28603

WSMP,Inc.   Money Market                             1                 HOME OFFICE      Peoples Bank                     534800645
                                                                                        P O Box 467
                                                                                        Newon, NC 28658

WSMP, Inc.                                           1              FRANCHISE PAYROLL   Carolina First                   1010058546
                                                                                        P O Box 1029
                                                                                        Greenville, SC 29602
WSMP, Inc.                                           6              ACCOUNTING SERVICE  Carolina First                   1010055740
                                                                                        P O Box 1029
                                                                                        Greenville, SC 29602

WSMP, Inc.                                           6              ACCOUNTING SERVICE  Carolina First                   1010058554
                                                                                        P O Box 1029
                                                                                        Greenville, SC 29602

WSMP, Inc.                                        17-292-            MOM'S KITCH-MORG   First Union National Bank      2000000437079
                                                    329               W/S MORGANTON     P.O. Box 279
                                                                        W/S LENOIR      Hickory, NC  28603

                                                     22             L R BLVD- HICKORY   Peoples Bank                    53-480076-9
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658

WSMP, Inc.                                           51                 W/S HUDSON      Bank of Granite                   1606549
                                                                                        Jo Wagoner
                                                                                        P O Box 189
                                                                                        Newton, NC 28658


WSMP, Inc.                                           51                 W/S HUDSON      Centura Bank                     0430006525
                                                                                        P O Box 1220
                                                                                        Rocky Mount, NC 27802

WSMP, Inc.                                           52                 W/S NEWTON      Peoples Bank                    53-480089-2
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658

WSMP, Inc.                                          111             W/S ELIZABETH CITY  First Citizens Bank            595-18-02-953
                                                                                        P.O. Box 1588
                                                                                        Elizabeth City, NC  27906

WSMP, Inc.                                          111             W/S ELIZABETH CITY  B B & T                          5115548893
                                                                                        P O Box 819
                                                                                        Wilson, NC 27894-0819

WSMP, Inc.                                          291              W/S SPRINGS ROAD   Peoples Bank                     534800777
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658



WSMP, Inc.                                          329                 W/S LENOIR      Bank of Granite                  160-653-0
                                                                                        Jo Wagoner
                                                                                        P.O. Box 189
                                                                                        Newton, NC  28658

WSMP, Inc.                                          331                WSMP SPORTS      Peoples Bank                    53-482159-1
                                                                        AFFILIATION     P.O. Box 467
                                                                                        Newton, NC  28658

WSMP, Inc.                                          345             BENNETT'S CONOVER   Peoples Bank                    53-481939-7
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658



WSMP, Inc.                                          345             BENNETT'S CONOVER   Peoples Bank                     534826699
                                                                      BEVERAGE ACCT.    P.O. Box 467
                                                                                        Newton, NC  28658

WSMP, Inc.                                          376            PRIME- BILLY GRAHAM  Lincoln Bank                      0034185
                                                                                        P O Box 657
                                                                                        Lincolnton, NC 28093

WSMP, Inc.                                          377              PRIME-CORNELIUS    Lincoln Bank                      0034193
                                                                                        P O Box 657
                                                                                        Lincolnton, NC 28093

WSMP, Inc.                                          378               PRIME-ASHEBORO    First National Bank & Trust       0180998
                                                                                        P O Box 1328
                                                                                        Asheboro , NC 27204

WSMP, Inc.                                          379            PRIME - STATESVILLE  Peoples Bank                     534822094
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658

WSMP, Inc                                           379             PRIME - STATESVLLE  Centura Bank                    097000-317-3
                                                                                        P O Box 6057
                                                                                        Rocky Mount, NC 27802-6057

WSMP, Inc.                                          420               W/S-LEXINGTON     First Union National Bank      2000000581624
                                                                                        P.O. Box 279
                                                                                        Hickory, NC  28603



WSMP, Inc.                                          421              W/S-STANLEYVILLE   First Citizen's Bank             4851435102
                                                                                        P O Box 27131
                                                                                        Raleigh, NC 27611-7131

WSMP, Inc.                                          422              W/S-KERNERSVILLE   Centura Bank                     0402064250
                                                                                        P O Box 1220
                                                                                        Rocky Mount, NC 27802



WSMP, Inc.                                          423                 W/S-GRAHAM      Wachovia                         1447035020
                                                                                        212 S. Main St.
                                                                                        Graham. NC 27253

WSMP, Inc.                                          424                 W/S-ELKIN       First Union National Bank      2000000261436
                                                                                        P.O. Box 279
                                                                                        Hickory, NC  28603

WSMP, Inc.                                          425                W/S-MT. AIRY     First Union National Bank      2000000824763
                                                                                        P.O. Box 279
                                                                                        Hickory, NC  28603

WSMP, Inc.                                          426               W/S-MOCKSVILLE    B B & T                          5113863406
                                                                                        P O Box 1626
                                                                                        Wilson, NC 27893

WSMP, Inc.                                          427               W/S-JEFFERSON     First Union National Bank      2000000796325
                                                                                        P.O. Box 279
                                                                                        Hickory, NC  28603

WSMP, Inc.                                          428              W/S-YADKINVILLE    Central Carolina Bank            58-1038715
                                                                                        P O Box 427
                                                                                        Yadkinville, NC 27055

WSMP, Inc.                                          429              W/S-TOBACCOVILLE   First Union National Bank      2000000382085
                                                                                        P.O. Box 279
                                                                                        Hickory, NC  28603

WSMP, Inc.                                          430              W/S-ELIZABETHTON   Carter County Bank                 62278
                                                                                        P O Box 1990
                                                                                        Elizabethton, TN 37644-1990

WSMP, Inc.                                          431                 W/S-GALAX       Mountain National Bank          090221130000
                                                                                        P O Box 165
                                                                                        Galax, VA 24333


WSMP, Inc.                                          431                 W/S-GALAX       Bank of Carroll                  160154701
                                                                                        P O Box 407
                                                                                        Galax, VA 24333

WSMP, Inc.                                          432               W/S-WYTHEVILLE    First Century Bank                83000283
                                                                                        P O Box 879
                                                                                        Wytheville, VA 24382

WSMP, Inc.                                          433               W/S-LINCOLNTON    Lincoln Bank                       34363
                                                                                        P O Box 657
                                                                                        Lincolnton, NC 28093

WSMP, Inc.                                          434                 W/S-BOONE       First Union National Bank      2000000988159
                                                                                        P.O. Box 279
                                                                                        Hickory, NC  28603

WSMP, Inc.                                          435             W/S-WINSTON SALEM   First Citizen's Bank             4851435209
                                                                                        P O Box 27131
                                                                                        Raleigh, NC 27611-7131



OPERATING ACCOUNTS - CONSOLIDATED SUBS.
South Carolina WSMP, Inc.                            58            S. C. WSMP, INC.-HO  Peoples Bank                     534830444
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658

Sunshine WSMP, Inc.                                  95             SUNSHINE WSMP-H.O.  Peoples Bank                     534827085
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658

Georgia WSMP, Inc.                                  141             GEORGIA WSMP, INC   Peoples Bank                     534827028
                                                                       HOME OFFICE      P.O. Box 467
                                                                                        Newton, NC  28658

Elloree Foods, Inc.                                 208               LEXINGTON, SC     Carolina First Bank              1040057770
                                                                                        P.O. Box 1029
                                                                                        Greenville, SC 29602



Tennessee WSMP, Inc.                                233             TENN. WSMP - H. O.  Peoples Bank                     534828869
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658

Tennessee WSMP, Inc.                                244                NEWPORT, TN      Union Planters Bank              0590001173
                                                                                        P O Box 1217
                                                                                        Morristown, TN  37816-1217

Naples Food, Inc.                                   267             NAPLES FOODS, INC.  Peoples Bank                     534826954
                                                                       HOME OFFICE      P.O. Box 467
                                                                                        Newton, NC  28658

Seven Stars, Inc.                                   272                WALDORF, MD      NationsBank                      2593006042
                                                                                        P O Box 27025
                                                                                        Richmond, VA 23261-7025

Prime Sirloin, Inc.                                 360            PRIME SIRLOIN, INC.  Peoples Bank                     558537908
                                                                                        P.O. Box 467
                                                                                        Newton, NC  28658

Matthews Prime Sirloin, Inc.                        382               PRIME-MATTHEWS    BB & T                           5110423901
                                                                                        P.O. Box 1626
                                                                                        Wilson, NC 27893

St. Augustine Foods, Inc.                           416             ST. AUGUSTINE, FL   First Union National Bank      2090000394135
                                                                                        P O Box 279
                                                                                        Hickory, NC 28603

D & S Food Systems, L L C                           417                 JESUP, GA       SunTrust Bank                    9800273360
                                                                                        P O Box 129
                                                                                        Jesup, GA 31545-3509

Brunswick Associates, Inc.                          465              BRUNSWICK ASSOC.   First Union National Bank      2074380537421
                                                                                        P O Box 279
                                                                                        Hickory, NC 28603



OPERATING ACCOUNTS - UNCONSOLIDATED SUBS.
Georgia Buffet Restaurants, Inc.                    412                 BUFORD, GA      SouthTrust Bank                  68-960-083
                                                                                        4325 Hwy 20
                                                                                        Buford, Ga.  30518

Georgia Buffet Restaurants, Inc.                    413                 CANTON, GA      Security State Bank                105502
                                                                                        P.O. Box 351
                                                                                        Canton, GA 30114


                                  SCHEDULE 1(b)

                              INTELLECTUAL PROPERTY

                                                                                Registration           Issue
Trademark                                                 Type                       No.                Date
---------                                                 ----                       ---                ----
Breakfast on the Go!                                     federal                  2,005,805            10/08/96
Cafe Pierre                                              federal                  1,876,055            01/24/95
Cafeteria Adventures                                     federal                  1,797,362            10/05/93
Commodity Magic                                          federal                  1,331,238            04/16/85
Dine `n With                                             federal                  1,912,699            08/15/95
Fast Choice                                              federal                  2,052,455            04/15/97
French Toast Boat                                        federal                  1,554,935            09/05/89
French Toast Boat & Design                               federal                  1,626,155            12/04/90
Global Grill                                             federal                  2,112,383            11/11/97
GoldDiggers                                              federal                  1,121,101            06/26/79
Hot Diggity Subs                                         federal                  1,388,435            04/01/86
Hot Diggity Subs & Design                                federal                  1,387,648            03/25/86
Lean Magic                                               federal                  1,677,773            03/03/92
Like Mom's & Design                                      federal                  1,517,327            12/20/88
Link-N-Dog                                               federal                  1,917,400            09/05/95
Micro-Wiches                                             federal                  1,505,035            09/20/88
Pierre & Design                                          state (Ohio)             TM7315               05/22/86
Pierre Classics                                          federal                  2,052,456            04/15/97
Pierre Main Street Diner                                 federal                  2,016,292            11/12/96
Pizza Parlor Sandwich                                    federal                  1,270,140            03/13/84
Pizza Parlor Sandwich                                    federal                  1,642,199            04/23/91
Pizza Parlor Sub                                         federal                  1,926,623            10/10/95
Quick-Wiches                                             federal                  1,784,320            07/27/93
Rib-B-Q                                                  federal                  1,257,730            11/15/83
Rib-B-Q                                                  federal                  1,270,954            03/20/84
Rib-B-Q                                                  federal                  1,598,832            05/29/90
Rib-B-Q & Design                                         federal                  1,276,424            05/01/84
Rib-B-Q & Design                                         federal                  1,275,419            04/24/84
Rib-B-Q & Design                                         foreign (Canada)         305,056              07/19/85
Rib-B-Q                                                  foreign (Canada)         305,055              07/19/85
Saus-A-Rage                                              federal                  1,928,706            10/17/95
Tastes of the World Logo (copyright)                                              VA613-418            12/16/93
Two-Fers                                                 federal                  1,505,013            09/20/88
Two-Fers                                                 federal                  1,599,764            06/05/90
Villa Cinti                                              federal                  1,772,497            05/18/93
Wonderbites                                              federal                  1,781,595            07/13/98


                                                                                Registration           Issue
Trademark                                                 Type                       No.                Date
---------                                                 ----                       ---                ----
Mom `n' Pop's Buffet & Bakery and Design                 federal                  1,802,454            11/02/93
Western Steer Steaks Buffet Bakery
   and Design                                            federal                  1,773,290            05/25/93
Western Steer Family Restaurant
   and Design                                            federal                  1,674,648            02/04/92
Western Steer and Design                                 federal                  1,626,425            12/04/90
Mom `n' Pop's Country Store and
     Restaurant                                          federal                  1,460,268            10/06/87
Mom `n' Pop's Country Store and
     Restaurant                                          federal                  1,460,250            10/06/87
All-American Food Bar                                    federal                  1,436,858            04/14/87
For an All-American Family Meal                          federal                  1,428,857            02/10/87
Western Steer Family Steakhouse                          federal                  1,403,394            07/29/86
Western Steer                                            federal                  1,391,171            04/22/86
Mom `n' Pop's and Design                                 federal                  1,346,951            07/02/85
Mom `n' Pop's and Design                                 federal                  1,346,950            07/02/85
Steer and Design                                         federal                  1,384,755            02/25/86
Design Only                                              federal                  1,333,815            04/30/85
Steerburger                                              federal                  1,343,067            06/18/85
Super Stuffed                                            federal                  1,364,706            10/08/85
Western Steer Family Steakhouse and
  Design                                                 federal                  1,322,741            02/26/85
Mom `n' Pop's and Design                                 federal                  1,341,238            06/11/85
Mom `n' Pop's and Design                                 federal                  1,335,749            05/14/85
Mom `n' Pop's                                            federal                  1,341,236            06/11/85
`Fluffy' and Design                                      federal                  1,272,996            04/03/84
Little Richard the Western Steer
     WS and Design                                       federal                  1,179,634            11/24/81
Design Only                                              federal                  1,214,411            10/26/82
Waltzing Matilda                                         federal                  1,165,051            08/11/81
Mom's Kitchen                                            federal                  1,146,516            01/27/81
Mom `n' Pop's and Design                                 federal                  1,095,528            07/04/78
Mom `n' Pop's and Design                                 federal                  1,095,364            07/04/78
Mom `n' Pop's                                            federal                  1,065,988            05/17/77
Mom `n' Pop's                                            federal                  1,071,065            08/09/77
Western Steer Family Steakhouse                          federal                  1,068,735            06/28/77
Fast Choice                                              federal                  2,152,895            04/12/98
Rib-B-Q and Design                                       federal                  2,132,710            01/27/98
Sagebrush Steakhouse & Saloon                            federal                  1,743,755            12/29/92
Golddigger Beef Nugget                                   federal                  1,521,147            01/17/89

                                                                         Application           Serial
Pending Trademark Applications                Type                           Date                 No.
------------------------------                ----                           ----                 ---
H.E.L.P.S. Healthcare Entree
      Low Prep Selections                    federal                      11/19/97             75/392520
Pierre & Design                              foreign (Mexico)
Pierre                                       foreign (Mexico)
Rib-B-Q & Design                             foreign (Japan)                                   34095/89
Rib-B-Q & Design                             foreign (Mexico)
Rib-B-Q                                      foreign (Japan)                                   34094/89
Rib-B-Q                                      foreign (Mexico)
Quick Classics                               federal                      02/26/90             74-032,512
Savory Selections and Design                 federal                      07/08/98
Fastbites                                    federal                      07/06/98



Patents:

Exclusive, royalty-free, worldwide and perpetual patent license granted by Hudson Foods, Inc. on June 9, 1998 in the invention entitled "Process for Preparing Pureed Meat Products" set forth in an application for United States Letters Patent, Serial No. 08/959,485 recorded in the U.S. Patent and Trademark Office on October 10, 1997, and which was assigned to Hudson Foods, Inc. by Assignment dated October 16, 1997 recorded in the U.S. Patent and Trademark Office on October 28, 1997 at Reel/Frame: 8806/0691.

Copyrights:

                                                                  Registration     Registration
Title                                           Type                   No.              Date
-----                                           ----                   ---              ----
Western Steer Steaks, Buffet,
    Bakery: Operations Manual                  federal              Txu618984         08/11/94
Cafeteria Adventures Tastes of
    the World Logo                             federal              VA613418          12/16/93
Tastes of the World Promotion
    Program: Manager's Kit                     federal              TX3738877         12/27/93
Cafeteria Adventures Radical
   Chicken                                     federal              VA528350          10/08/92
Cafeteria Adventures Stars &
   Stripes General                             federal              VA528349          10/08/92
Cafeteria Adventures Hamburger Man             federal              VA528348          10/08/92
Cafeteria Adventures Stars & Stripes
   Promotion Program                           federal              TX3421700         10/08/92
Cafeteria Adventures Rock `n Roll
  Promotion Program                            federal              TX3421699         10/08/92


Cafeteria Adventures Radical
  Promotion Program                            federal              TX3421698         10/08/92
Barnyard Basics of Good
  Nutrition Questions and Answers              federal              TX3390603         08/07/92
Barnyard Basics of Good
  Nutrition Hunch-Out Toys                     federal              VA524973          08/07/92
Today's Nutritious Lunch:
  It's Barnyard Bonus Day!                     federal              VA519990          08/07/92
Barnyard Scene Bulletin Board
   Display: Barnyard Basics of
   Good Nutrition                              federal             VA519989           08/07/92
Barnyard Basics of Good
   Nutrition: For Grades 1 & 2:
   Educator's Guide                            federal             TX3380555          08/07/92
Barnyard Basics of Good
   Nutrition: For Grades 1 & 2:
   Educator's Guide                            federal             TX3291538          04/02/92


                                  SCHEDULE 3(a)

                             CHIEF EXECUTIVE OFFICES


The chief executive office and chief place of business of all Obligors is located 3437 East Main Street, Claremont, North Carolina 28610. Pierre Foods, LLC also maintains books and records at 9990 Princeton Road, Cincinnati, OH 45246.

                                  SCHEDULE 3(b)

                             LOCATIONS OF COLLATERAL


The name and address of each warehouseman, filler, processor and packer at which Pierre Foods, LLC stores Inventory is as follows:

           Name                                Address
           ----                                -------
           Cincinnati Freezer                  2881 E. Sharon Road
                                               Cincinnati, OH 45241

           Buckles Warehouse Ohio              11880 Enterprise Avenue
                                               Cincinnati, OH 45241

           Cicom/Cincinnati Commercial CS      Unknown

           Cloverleaf Cold Storage             3110 Homeward Way
                                               Fairfield, OH 45018-0550

           CS Integrated LLC                   2750 Orbitor Drive
                                               Brea, CA 92621

           CS Integrated LLC                   325 Blake Road North
                                               Hopkins, MN 55343-8209

           US Cold Storage Campbell            4302 South 30th Street
                                               Omaha, NE 68107

           CS Integrated LLC                   8 Lee Boulevard
                                               Malvern, PA 19355

           Wash. Whslrs                        999 Montague Expressway
                                               Milpitas, CA 95035

           Costco Whlsle Consignment Center    7635 Cent. Industrial Drive, #18
                                               Riviera Beach, FL 33404

           US Cold Storage/Dallas Sams         3300 East Park Row
                                               Arlington, TX 76010

           United Refrig. (Westgate)/Sams      1740 A. Westgate Parkway
                                               Atlanta, GA 30336

           Henderson C.S./Sams  Las Vegas      830 Horizon Drive
                                               Henderson, NV 80-14

           Trenton Cold Storage Limited        P.O. Box 100
                                               Trenton Ontario CN K8V 5R1

           K & N Distribution/Price Costco     601 S. W. 7th
                                               Renton, WA 98055

           Polar Cold Storage                  3776 Taylorsville Highway
                                               Statesville, NC 28625

           United Refrigerated/Sams Indy       3320 S. Arlington Avenue
                                               Indianapolis, IN 46203

           Wiscold, Inc./Sams Rochelle         600 Wiscold Drive
                                               Rochelle, IL 61068

           Columbia Farms/Price Costco         16 Sutton Road
                                               Webster, MA 01570

           Burris Maryland/Price Costco        Rte 313 N. Federalsburg Road
                                               Federalsburg, MD 21632

           Jay D.C.S./Oregon Commodity         8830 Southeast Herbert Court
                                               Clackamas, OR 97015

           Nordic C.S./Price Costco            647 Occidental Avenue South
                                               Seattle, WA 98104

           Mirlo/Washington Wholesales         11600 Riverside Dr. `B'
                                               Mira Loma, CA 91752

           C & S Wholesale Grocers/BJ's        Old Ferry Road
                                               Brattleboro, VT 05301

           Commodity/Surplus District          12 Hills Avenue
                                               Concorde, NH 03301-4899

           United Refrig./Sams Leesport        RD #2 Orchard Lane
                                               Leesport, PA 19533

           PFS Miami/Cost-U-Less               501 NE 183rd Street
                                               Miami, FL 33269

           Interstate Distribution             110 Distribution Drive
                                               Hamilton, OH 45014

           PFS West Sacramento                 P.O. Box 1325
                                               West Sacramento, CA 95691


           Security Capital Industrial Trust   4770 Interstate Drive
                                               Cincinnati, OH 45246


           Catherine's Distribution Inc.       4825 Hovis Road
                                               Charlotte, NC  28205

Owned Properties:


Property                                 Address                                        City                State       Zip
--------                                 -------                                        ----                -----       ---
Claremont Restaurant Group, LLC

Sagebrush #537                           5030 Valley View Blvd., NW                     Roanoke               VA        24012

Closed restaurant                        2911 Cypress Mill Road                         Brunswick             GA
(leased to another party)

Closed restaurant                        997 Sunset Blvd.                               Jessup                GA
(leased to another party)

Closed restaurant                        1336 Andrew Johnson Highway                    Morristown            TN
(leased to another party)


Fresh Foods Sales, LLC

Bennett's #345                           1819 Fairgrove Church Road                     Conover               NC        28613

Prime Sirloin #376                       3302 S. I-85 Service Road                      Charlotte             NC        28208

Prime Sirloin #382                       10450 E. Independence Blvd.                    Matthews              NC        28105

Western Steer #22                        1190 Lenoir Rhyne Blvd., SE                    Hickory               NC        28602

Western Steer #51                        3062 Hickory Blvd.                             Hudson                NC        28638

Western Steer #111                       316 Ehring House St.                           Elizabeth City        NC        27909

Western Steer #292                       101 Bost Road                                  Morganton             NC        28655

Western Steer #329                       314 Blowing Rock Blvd.                         Lenoir                NC        28645

Closed restaurant                        2225 12th Avenue NE                            Hickory               NC
(leased to another party)

Unimproved property                      (1.6 acres)                                    Statesville           NC

Unimproved property                      (2.4 acres) Highway 127 South                  Hickory               NC


Pierre Foods, LLC

Claremont manufacturing facility         3437 E. Main Street                            Claremont             NC        28610

Cincinnati manufacturing facility        9990 Princeton Road                            Cincinnati            OH        45246
(Note:  Pierre Leasing, LLC has a 2 1/2%
undivided interest in this property)


Sagebrush of North
Carolina, LLC

Sagebrush #527                           566 Arbor Hill Road                            Kernersville          NC        27284

Sagebrush #535                           2000 Woodland Drive                            Mt. Airy              NC        27030

Sagebrush #536                           428 Jake Alexander Blvd. S.                    Salisbury             NC        28144

Sagebrush #538                           954 Blowing Rock Blvd., NE                     Lenoir                NC        28645

Sagebrush #539                           6170 South NC 16 Highway                       Denver                NC        28037

Sagebrush #541                           2100 Dalrymple Street                          Sanford               NC        27330

Sagebrush #546                           623 NC 24-27 By-Pass East                      Albemarle             NC        28001

Sagebrush #547                           1529 Freeway Drive                             Reidsville            NC        27320


Sagebrush of  South
Carolina, LLC

Sagebrush #532                           482 By-Pass 72 NW                              Greenwood             SC        29649

Sagebrush #540                           190 Aiken Mall Drive                           Aiken                 SC        29803


Sagebrush of Tennessee, LP

Sagebrush #511                           110 Cedar Lane                                 Knoxville             TN        37912

Sagebrush #531                           2468 Alcoa Highway                             Alcoa                 TN        37701


Sunshine WSMP, Inc.

Closed restaurant                        1603 US-1                                      Ft. Pierce            FL
(under contract to be sold in approx.
70 days)

Closed restaurant                        2005 US-1 S                                    St. Augustine         FL
(leased to another party)

Unimproved Property                      (1.5 acres)                                    Pensacola             FL


Leased Properties:


Property                                Address                               City                  State       Zip
--------                                -------                               ----                  -----       ---
Fresh Foods Sales, LLC

Prime Sirloin  #377                     19601 Statesville Road                Cornelius                NC      28031

Prime Sirloin  #379                     3103 Taylorsville Road                Statesville              NC      28677

Western Steer #52                       334 SW Blvd.                          Newton                   NC      28658

Western Steer #420                      26 Radio Road                         Lexington                NC      27292

Western Steer #425                      1018 Rockford Street                  Mt. Airy                 NC      27030

Western Steer #426                      1580 Yadkinville Road                 Mocksville               NC      27028

Western Steer #427                      825 E. Main Street                    Jefferson                NC      28640

Western Steer #428                      Corner 601 & 421                      Yadkinville              NC      27055

Western Steer #434                      1675 Blowing Rock Road                Boone                    NC      28607

Closed restaurant                       504 Leming Drive                      Morganton                NC
(subleased to another party)

Closed restaurant                       536 Highway 64-70                     Hickory                  NC

Closed restaurant                       1600 N. Queen St.                     Kinston                  NC
(subleased to another party)

Closed restaurant                       835 S. Main St.                       Kernersville             NC

Closed restaurant                       Route 3                               Tobbaccoville            NC

Claremont Restaurant
Group, LLC

Sagebrush #530                          7815 Timberlake Road                    Lynchburg              VA      24502

Sagebrush #533                          204 Southgate Square                    Colonial Heights       VA      23834
                                        Shopping Center

Sagebrush #548                          190 Nye Road                            Wytheville             VA      24382

Sagebrush #____ (new)                                                           Bristol                VA

Western Steer #431                      955 Stuart Drive                        Galax                  VA      24333


Sagebrush of North
Carolina, LLC

Sagebrush #507                          1520 Highway 70, SE                     Hickory                NC      28601

Sagebrush #509                          117 Turnersberg Road                    Statesville            NC      28677

Sagebrush #513                          1420 Second Street, NE                  Hickory                NC      28601

Sagebrush #514                          1111 Highway 105                        Boone                  NC      28607

Sagebrush #517                          101 Steakhouse Road                     Morganton              NC      28655

Sagebrush #518                          2905 Reynolda Road                      Winston-Salem          NC      27106

Sagebrush #519                          2560 Lewisville-Clemmons Road           Clemmons               NC      27012

Sagebrush #520                          895 Russ Avenue                         Waynesville            NC      28786

Sagebrush #521                          985 West Asheville Highway              Brevard                NC      28712

Sagebrush #523                          2250 Hendersonville Road                Arden                  NC      28704

Sagebrush #524                          1302 Collegiate Drive                   Wilkesboro             NC      28697

Sagebrush #525                          608 C West Roosevelt Blvd.              Monroe                 NC      28110

Sagebrush #544                          800 South Main Street                   Graham                 NC      27253

Sagebrush #545                          5920 University Parkway                 Stanleyville           NC      27105

Sagebrush #549                          630 Randolph Mall                       Asheboro               NC      27203

Sagebrush #550                          1432 N. Bridge Street                   Elkin                  NC      28621
(leased by Fresh Foods, Inc. and
assigned to Sagebrush of NC, LLC)

Sagebrush #551                          1006 East Cumberland Street             Dunn                   NC      28335

Sagebrush #553                          1750 S. Stratford Road                  Winston-Salem          NC      27103
(Western Steer #435 under conversion;
leased by Fresh Foods, Inc. and
assigned to Sagebrush of NC, LLC)

Sagebrush #554                          112 N. Generals Blvd.                   Lincolnton             NC      28093
(Western Steer #433 under conversion;
leased by Fresh Foods, Inc. and
assigned to Sagebrush of NC, LLC)


Sagebrush of South
Carolina, LLC

Sagebrush #515                          2445 Cherry Road                        Rock Hill              SC      29730

Sagebrush #528                          1541 West Floyd Baker Blvd.             Gaffney                SC      29341

Sagebrush #542                          801 N. Lake Drive                       Lexington              SC      29072


Sagebrush of
Tennessee, LP

Sagebrush #508                          3909 Parkway                            Pigeon Forge           TN      37863

Sagebrush #510                          390 South Illinois Avenue               Oak Ridge              TN      37830

Sagebrush #516                          1600 East Stone Drive                   Kingsport              TN      37660

Sagebrush #522                          815 Parkway                             Sevierville            TN      37862

Sagebrush #526                          217 Airport Road                        Gatlinburg             TN      37738

Sagebrush #529                          2614 North Roan                         Johnson City           TN      37601

Sagebrush #534                          2323 East Morris Blvd.                  Morristown             TN      37814

Sagebrush #543                          201 Heritage Blvd.                      Newport                TN      37821


Fresh Foods, Inc.

Corporate Office                        361 Second Street, N.W.                 Hickory                NC


                                  SCHEDULE 3(c)

                                    OWNERSHIP



During the last four months, the following Obligors changed their names:

         WSMP, Inc. changed its name to Fresh Foods, Inc.

         Fresh Foods of North Carolina, LLC changed its name to Pierre Foods,
         LLC


On September 5, 1998, Fresh Foods, Inc. and its subsidiaries consummated a corporate reorganization. In connection with the reorganization, the Obligors undertook the following mergers:

         Knoxville Foods, Inc., Oak Ridge Foods, Inc., Sagebrush DTN, Inc., Sagebrush of Sevierville, Inc., and Tumbleweed of Pigeon Forge, Inc. merged into Kingsport Foods, Inc.;

         Sagebrush, Inc. merged into Kingsport Foods, Inc.;

         Elloree Foods, Inc. merged into South Carolina WSMP, Inc.;

         Naples Foods, Inc. and St. Augustine Foods, Inc. merged into Sunshine WSMP, Inc.;

         Greenville Food Systems, Incorporated, Matthews Prime Sirloin, Inc. and South Carolina WSMP, Inc. merged into Georgia WSMP, Inc.;

         D&S Food Systems, LLC merged into Georgia WSMP, Inc.;

         Georgia Buffet Restaurants, Inc. merged into Georgia WSMP, Inc.;

         Prime Sirloin, Inc., Kingsport Foods, Inc. and Tennessee WSMP, Inc. merged into Fresh Foods Acquisition, LLC;

         Seven Stars, Inc. merged into Fresh Foods Acquisition, LLC;

         Virginia WSMP, Inc. merged into Fresh Foods Acquisition, LLC;

         Georgia WSMP, Inc. and Brunswick Associates, Inc. merged into Fresh Foods Acquisition, LLC; and

         Fresh Foods Acquisition, LLC merged into Claremont Restaurant Group,
         LLC.

The Obligors have used the following trade names:

Mom `n' Pop's
Mom `n' Pop's Smokehouse
Mom `n' Pop's Buffet & Bakery
Mom `n' Pop's Country Biscuits
Mom `n' Pop's Retail Outlets
Mom `n' Pop's Country Collections
Mom `n' Pop's Racing
Mom `n' Pop's Ham House
Mom `n' Pop's Bakery
Mom `n' Pop's Bakery - WSMP, Inc.
Mom `n' Pop's Bakery #18
Mom `n' Pop's Country Ham
Western Steer Family Steakhouse
Western Steer Steaks, Buffet & Bakery
WSMP, Inc.
WSMP, Inc. #9
WSMP, Inc. #18
WSMP, Inc. - Manufacturing
WSMP/Mom `n' Pop's
WSMP - Smokehouse Division
WSMP, Inc. DBA - Mom `n' Pop's Smokehouse
Bennett's Smokehouse & Saloon
Bennett's Barbeque
Bennett's Pit Bar-B-Que
Bennett's
Bennett's Catering
Prime Sirloin Steak & Buffet
Prime Sirloin Steaks, Buffet & Bakery
Prime Sirloin
Prime Sirloin of (location)
Western Steer Mom `n' Pop's
Mom's Kitchen
WSMP Real Estate
Sagebrush
Sagebrush Steakhouse & Saloon


Pierre Foods, LLC used the following names prior to its acquisition by Fresh Foods, Inc:

Hudson Foods
Pierre Frozen Foods, a division of Hudson Foods
Hudson Specialty Foods
Pierre
Hudson
Pierre Foods

                                SCHEDULE 4(f)(i)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS


United States Copyright Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of June 9, 1998 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union Commercial Corporation, as Agent (the "Agent") for the financial institutions referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Agent for the ratable benefit of the Lenders:


                                   COPYRIGHTS
                           -----------------------------
                                                                   Date of
   Copyright No.              Description of Copyright            Copyright
   -------------              ------------------------            ---------



                              Copyright Applications
                           -----------------------------

    Copyright                 Description of Copyright        Date of Copyright
 Applications No.                    Applied For                 Applications
 ----------------                    -----------                 ------------

         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                        Very truly yours,

                                        ----------------------------------------
                                        [Obligor]

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


Acknowledged and Accepted:

FIRST UNION COMMERCIAL CORPORATION,
         as Agent

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                                SCHEDULE 4(f)(ii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS


United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of June 9, 1998 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union Commercial Corporation, as Agent (the "Agent") for the financial institutions referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Agent for the ratable benefit of the Lenders:


                                     PATENTS
                           ----------------------------

                              Description of Patent            Date of
    Patent No.                        Item                      Patent
    ----------                        ----                      ------



                               Patent Applications
                           ----------------------------

     Patent                    Description of Patent         Date of Patent
Applications No.                    Applied For                Applications
----------------                    -----------                ------------

         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                    Very truly yours,

                                    ----------------------------------
                                    [Obligor]

                                    By:
                                       -------------------------------
                                    Name:
                                         -----------------------------
                                    Title:
                                          ----------------------------


Acknowledged and Accepted:

FIRST UNION COMMERCIAL CORPORATION,
         as Agent

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                               SCHEDULE 4(f)(iii)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS


United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of June 9, 1998 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and First Union Commercial Corporation, as Agent (the "Agent") for the financial institutions referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Agent for the ratable benefit of the Lenders:


                                   TRADEMARKS
                           --------------------------
                            Description of Trademark          Date of
   Trademark No.                       Item                   Trademark
   -------------                       ----                   ---------



                             Trademark Applications
                           ---------------------------

    Trademark                Description of Trademark      Date of Trademark
 Applications No.                 Applied For                 Applications
 ----------------                 -----------                 ------------

         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                     Very truly yours,

                                     -------------------------------------
                                     [Obligor]

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Title:
                                           -------------------------------


Acknowledged and Accepted:

FIRST UNION COMMERCIAL CORPORATION,
         as Agent

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                   SCHEDULE 1

                               To Pledge Agreement

                            Dated as of June 9, 1998

                 in favor of First Union Commercial Corporation

                                    as Agent


                                  PLEDGED STOCK


Pledgor:  FRESH FOODS, INC.

                              Number of     Certificate     Percentage
Name of Subsidiary              Shares         Number        Ownership
------------------              ------         ------        ---------

Sunshine WSMP, Inc.              1,000           2             100%





Pledgor:  CLAREMONT RESTAURANT GROUP, LLC

                              Number of     Certificate     Percentage
Name of Subsidiary              Shares         Number        Ownership
------------------              ------         ------        ---------

Chardent, Inc.                   100             5             100%

Spicewood, Inc.                 198.99          11             100%

                                   EXHIBIT D-1

                                MERGED PROPERTIES


5030 Valley View Blvd., NW                Roanoke, VA        24012

954 Blowing Rock Blvd., NE                Lenoir, NC         28645

10450 E. Independence Blvd.               Matthews, NC       28105

2911 Cypress Mill Road                    Brunswick, GA

1336 Andrew Johnson Highway               Morristown, TN

                                   EXHIBIT D-2

                             TRANSFERRED PROPERTIES


1819 Fairgrove Church Road                Conover         NC        28613

3302 S. I-85 Service Road                 Charlotte       NC        28208

1190 Lenoir Rhyne Blvd., SE               Hickory         NC        28602

3062 Hickory Blvd.                        Hudson          NC        28638

316 Ehring House St.                      Elizabeth City  NC        27909

101 Bost Road                             Morganton       NC        28655

314 Blowing Rock Blvd.                    Lenoir          NC        28645

3437 E. Main Street                       Claremont       NC        28610

9990 Princeton Road                       Cincinnati      OH        45246


                                       6